UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
__________________________________
FIRSTSUN CAPITAL BANCORP
(Name of Registrant as Specified in its Charter)
__________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FIRSTSUN CAPITAL BANCORP
1400 16th Street, Suite 250
Denver, Colorado 80202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2025
TO OUR STOCKHOLDERS:
The annual meeting of stockholders of FirstSun Capital Bancorp (the “Company”), will be held on Wednesday, May 7, 2025, at 8:30 a.m. Central Time. This year’s meeting will be a completely virtual meeting of stockholders. You can attend the meeting via the Internet at www.virtualshareholdermeeting.com/FSUN2025 by using the 16-digit control number which appears on the Notice of Internet Availability of Proxy Materials sent to you and the instructions in these proxy materials. This meeting will be held for the following purposes:
1.to elect the three Class II director nominees named in the proxy statement to each serve a three-year term ending in 2028;
2.to approve an amended and restated certificate of incorporation to declassify the board of directors;
3.to approve an amended and restated certificate of incorporation to eliminate supermajority voting requirements for certain amendments to the Company’s certificate of incorporation;
4.to approve an amended and restated certificate of incorporation to permit the Company’s stockholders to amend the Company’s bylaws by a majority approval;
5.to approve amended and restated bylaws with changes to conform to the proposed amended and restated certificate of incorporation;
6.to approve amended and restated bylaws with changes to eliminate supermajority and majority board approval requirements for certain enumerated actions;
7.to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
8.to consider and act upon other matters that may properly come before the meeting or any adjournment thereof.
The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 10, 2025 are the stockholders entitled to vote at the meeting and any and all adjournments or postponements of the meeting.
Whether or not you plan to virtually attend the annual meeting, we urge you to vote now to make sure there will be a quorum for the meeting. Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. You may also vote by telephone or by mail by completing, signing, dating and returning a proxy card. If you attend the meeting virtually over the Internet, you may continue to have your shares of common stock voted as instructed in a previously delivered proxy or you may vote your shares of common stock via the Internet during the meeting.
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: Our 2025 proxy statement, proxy card and 2024 Annual Report to Stockholders are available free of charge online at www.ir.firstsuncb.com under “Governance Documents / Annual Reports.”
By order of the board of directors
Kelly C. Rackley
Corporate Secretary
Denver, Colorado
March 21, 2025

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE MEETING AND VOTING	4
PROPOSAL 1: ELECTION OF DIRECTORS	9
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
DELINQUENT SECTION 16(a) REPORTS	27
EXECUTIVE COMPENSATION	27
PROPOSAL 2 TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	42
PROPOSAL 3: TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS FOR CERTAIN AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION	44
PROPOSAL 4: TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE COMPANY’S STOCKHOLDERS TO AMEND THE COMPANY’S BYLAWS BY A MAJORITY APPROVAL	46
PROPOSAL 5: TO APPROVE AMENDED AND RESTATED BYLAWS WITH CHANGES TO CONFORM THE COMPANY’S BYLAWS TO THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	48
PROPOSAL 6: TO APPROVE AMENDED AND RESTATED BYLAWS WITH CHANGES TO ELIMINATE SUPERMAJORITY AND MAJORITY BOARD APPROVAL REQUIREMENTS FOR CERTAIN ENUMERATED ACTIONS	50
PROPOSAL 7: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	52
AUDIT COMMITTEE REPORT	54
HOUSEHOLDING	54
GENERAL	55
APPENDICES
APPENDIX A - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIRSTSUN CAPITAL BANCORP	59
APPENDIX B - BYLAWS OF FIRSTSUN CAPITAL BANCORP	65

FIRSTSUN CAPITAL BANCORP
1400 16th Street, Suite 250
Denver, Colorado 80202
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the board of directors of FirstSun Capital Bancorp, a Delaware corporation, of proxies to be voted at the annual meeting of stockholders. The annual meeting is to be held virtually over the Internet, on May 7, 2025 at 8:30 a.m. Central Time, or at any postponements or adjournments of the meeting. Instructions for attending the meeting are included below. FirstSun Capital Bancorp conducts a full-service community banking and trust business through its wholly owned subsidiary, Sunflower Bank, National Association. Our principal executive offices are located at 1400 16th Street, Suite 250, Denver, Colorado 80202.
A copy of our annual report for the year ended December 31, 2024, which includes audited financial statements, is available on our website at www.ir.firstsuncb.com. The Notice of Internet Availability of Proxy Materials was first mailed and this proxy statement was first made available to our stockholders on or about March 21, 2025. As used in this proxy statement, the terms “FirstSun,” “the Company,” “we,” “our” and “us” all refer to FirstSun Capital Bancorp, and its subsidiaries. Additionally, references to the “Bank” and “Sunflower Bank” refer to Sunflower Bank, National Association.
GENERAL INFORMATION ABOUT THE MEETING AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
You received a notice of the annual meeting of the Company’s stockholders and notice regarding the availability of proxy materials on the Internet because on March 10, 2025, the record date for the annual meeting, you owned shares of our common stock. Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our board of directors is soliciting your proxy to vote at the annual meeting to be held on May 7, 2025 at 8:30 a.m. Central Time.
All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice of Internet Availability of Proxy Materials on or about March 21, 2025 to all stockholders of record entitled to vote at the annual meeting.
Will I receive any other proxy materials by mail?
No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of proxy materials be sent to your specified postal address, please go to http://www.proxyvote.com, call (800) 579-1639, or send an email to sendmaterial@proxyvote.com. Please have your Notice in hand when you access the website or call, and follow the instructions provided therein. You will need your unique 16-digit control number from your Notice of Internet Availability of Proxy Materials or your proxy card. If you are requesting materials by email, please include in the subject line your unique 16-digit control number from your Notice or proxy card.
What matters will be voted on at the meeting?
You are being asked to vote on the following seven matters:
•the election of the three Class II director nominees named in the proxy statement to each serve a three-year term ending in 2028;
•to approve an amended and restated certificate of incorporation to declassify the board of directors;
•to approve an amended and restated certificate of incorporation to eliminate supermajority voting requirements for certain amendments to the Company’s certificate of incorporation;
•to approve an amended and restated certificate of incorporation to permit the Company’s stockholders to amend the Company’s bylaws by a majority approval;

•to approve amended and restated bylaws with changes to conform to the proposed amended and restated certificate of incorporation;
•to approve amended and restated bylaws with changes to eliminate supermajority and majority board approval requirements for certain enumerated actions; and
•to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025.
How does the board of directors recommend that I vote?
•“FOR” the election of each of the three Class II director nominees;
•“FOR” the proposal to approve an amended and restated certificate of incorporation to declassify the board of directors;
•“FOR” the proposal to approve an amended and restated certificate of incorporation to eliminate supermajority voting requirements for certain amendments to the Company’s certificate of incorporation;
•“FOR” the proposal to approve an amended and restated certificate of incorporation to permit the Company’s stockholders to amend the Company’s bylaws by a majority approval;
•“FOR” the proposal to approve amended and restated bylaws with changes to conform to the proposed amended and restated certificate of incorporation;
•“FOR” the proposal to approve amended and restated bylaws with changes to eliminate supermajority and majority board approval requirements for certain enumerated actions; and
•“FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025.
How can I attend the annual meeting?
The annual meeting will be held virtually over the Internet. We designed the format of this virtual annual meeting to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Our board members and executive officers will attend the meeting and be available for questions.
•Access to the Audio Webcast of the Meeting: The live audio webcast of the meeting will begin promptly at 8:30 a.m. Central Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time to allow ample time to complete the online check-in process.
•Log-in Instructions: To attend the virtual meeting, login at www.virtualshareholdermeeting.com/FSUN2025. Stockholders will need their unique 16-digit control number which appears on their Notice and the instructions included in these proxy materials.
A complete list of the stockholders entitled to vote at the annual meeting will be made available for inspection by clicking the designated stockholder list link that will appear on your screen. The stockholder list may be accessed at any time during the meeting or any adjournment.
Can I attend the annual meeting as a guest?
Yes. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
How can I ask questions during the meeting?
Stockholders may submit questions in real time during the meeting at www.virtualshareholdermeeting.com/FSUN2025 and entering the 16-digit control number located on your Notice. We intend to respond to all questions submitted during the meeting in accordance with the annual meeting’s Rules of Conduct which are pertinent to the Company and the meeting matters, as time permits. The Rules of Conduct will be posted at the virtual annual meeting forum at

www.virtualshareholdermeeting.com/FSUN2025. Questions and responses will be grouped by topic and substantially similar questions will be grouped and responded to once.
What can I do if I need technical assistance during the meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting log-in page.
If I am a stockholder of record, how do I vote?
If you are a stockholder of record, you may:
•Vote via the Internet Before the Meeting: You may vote via the Internet 24 hours a day, seven days a week, by visiting www.proxyvote.com before the day of the annual meeting.
•Vote by Mail: If you received one or more proxy cards by mail, mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717
•Vote by Telephone: Call the toll-free number 1-800-690-6903, also located on the proxy card that you received if you requested printed copies of the proxy materials.
•Vote via the Internet During the Meeting: You may choose to vote electronically via the Internet at www.virtualshareholdermeeting.com/FSUN2025 during the virtual annual meeting. Stockholders will need their unique control number which appears on the Notice (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.
Regardless of whether you plan to participate in the audio webcast of the meeting, you are urged to either vote via the Internet before the meeting or sign, date, and return a printed proxy card by mail. If you participate in the audio webcast, you may continue to have your shares of common stock voted as you instructed in a previously delivered proxy.
When you sign and return the enclosed proxy card, or vote via the Internet, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed, ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the annual meeting, we urge you to complete, sign and return a proxy card, or vote via the Internet, in advance of the annual meeting in case your plans change.
What does it mean if I receive more than one Notice?
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. To ensure all of your shares are voted, please respond to each set of voting materials that you receive.
If I hold shares in “street name” through a bank, broker or other nominee, how do I vote?
If you hold your shares in street name and you received the Notice or other proxy materials from your bank, broker or other nominee (collectively, a “broker”), your broker will provide you with instructions for voting your shares. The availability of online voting during the meeting may depend on the voting procedures of the broker that holds your shares. If you have any questions about voting or your control number, please contact the broker that holds your shares.
What if I change my mind after I submit or otherwise return my proxy?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:
•You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date or by voting by phone or online, either of which must be completed by 11:59 p.m. Eastern Time on May 6, 2025; or by attending the meeting and voting electronically by ballot.
•Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked.

•If you hold your shares in street name and desire to revoke your proxy, you will need to contact your bank, broker or other nominee to revoke your proxy or change your vote.
What is a broker non-vote?
If you hold your shares in street name, your brokerage firm may vote your shares under certain circumstances. Brokerage firms have authority under stock exchange rules to vote their customers’ unvoted shares on certain “routine” matters. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions ONLY with respect to Proposal 7, the ratification of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025, but not with respect to any of the other proposals to be voted on at the annual meeting. If you hold your shares in street name, please provide voting instructions to your bank, broker or other nominee so that your shares may be voted on all other proposals.
When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. If a brokerage firm indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as “broker non-votes.”
What is the quorum requirement for the annual meeting?
We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of our issued and outstanding shares entitled to vote are present in person or by proxy at the annual meeting. On March 10, 2025, the record date, we had 27,753,918 shares of common stock issued and outstanding. Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining a quorum. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting.
How many votes may I cast?
You are entitled to cast one vote for each share of stock you owned on the record date with respect to each of the proposals. Stockholders do not have cumulative voting rights. The Notice indicates the number of shares owned by an account attributable to you.
What happens if any nominee is unable to stand for re-election?
If, prior to the annual meeting, any of the Class II director nominees becomes unable or unwilling to serve as a director, the proxy holders will vote the proxies received by them for the election of any substitute nominee selected by our board of directors. Our board may also elect not to designate a substitute nominee and, instead, provide for a lesser number of directors. The board has no reason to believe any nominee will be unable or unwilling to stand for re-election.
What is the required vote for each proposal?
Assuming a quorum is present, the required vote for each proposal is as follows:
•Proposal 1: Each director will be elected by a plurality of the votes of the shares present in person or represented by proxy;
•Proposal 2: The proposal to approve an amended and restated certificate of incorporation to declassify the board of directors requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting;
•Proposal 3: The proposal to approve an amended and restated certificate of incorporation to eliminate supermajority voting requirements for certain amendments to the Company’s certificate of incorporation requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting;
•Proposal 4: The proposal to approve an amended and restated certificate of incorporation to permit the Company’s stockholders to amend the bylaws by a majority approval requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting;

•Proposal 5: The proposal to approve amended and restated bylaws with changes to conform to the proposed amended and restated certificate of incorporation requires the consent of holders of at least two-thirds of the outstanding shares of capital stock of the Company as of the record date;
•Proposal 6: The proposal to approve amended and restated bylaws with changes to eliminate supermajority and majority board approval requirements for certain enumerated actions requires the consent of holders of at least eighty percent of the outstanding shares of capital stock of the Company as of the record date; and
•Proposal 7: The ratification of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of stockholders, represented in person or by proxy, representing a majority of the votes actually cast on this proposal.
Abstentions and broker non-votes will not affect the outcome of voting with respect to the election of directors or Proposal 7, ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2025. Abstentions and broker non-votes will have the effect of a vote against Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6.
All valid proxies that we receive will be voted in accordance with the instructions indicated in such proxies. As noted above, if you hold your shares in street name through a broker and you do not give voting instructions, your broker is not permitted to vote your shares on any proposal other than Proposal 7, which is the only routine proposal on the agenda. If no instructions are indicated in an otherwise properly executed proxy, it will be voted “FOR” each of the proposals described in this proxy statement. If any other matters are presented at the annual meeting, the persons named as proxies on the enclosed proxy will have discretionary authority to vote for you on those matters.
Where do I find the voting results for the annual meeting?
If available, we will announce preliminary voting results at the meeting. The voting results will also be disclosed in a Form 8-K filed with the SEC within four business days of the meeting.

PROPOSAL 1:
ELECTION OF DIRECTORS
Our board of directors is currently comprised of nine directors who are divided into three classes designated as Class I, Class II, and Class III with approximately equal in number, serving staggered three-year terms. One class of directors is elected by our stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. As a result, the terms of only approximately one-third of our board members expire at each annual meeting. However, Proposal 2, if approved by our stockholders at this annual meeting, would amend our certificate of incorporation to declassify the board by the 2028 annual meeting of our stockholders, at which time all directors would be elected annually to serve until the next annual meeting of our stockholders. See Proposal 2 for additional details.
Each of the nominees for election to Class II is currently a director of the Company. Following a review and recommendation of nomination from our Nominating and Governance Committee and pursuant to the director designation rights of certain stockholders, our board has renominated each of our Class II directors, Neal E. Arnold, David W. Levy, and Kevin T. Hammond, to serve as Class II directors for a three year-term expiring at our 2028 annual meeting and until their respective successors are duly elected and qualified.
Class II Director Nominees

Name	Age	Served as Director Since
Neal E. Arnold	65	2017
David W. Levy	68	2017
Kevin T. Hammond	44	2022
The Class II directors will be elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. There is no cumulative voting with respect to the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
The board of directors recommends that you vote “FOR” each of the above Class II director nominees.
Set forth below is information concerning our other directors, whose term of office will continue after the annual meeting, including their age and year first elected or appointed as a director.
Continuing Directors

Name	Age	Served as Director Since
Class III (term expires 2026)
Diane L Merdian	65	2017
Paul A. Larkins	64	2019
John S. Fleshood	62	2025

Class I (term expires 2027)
Mollie H. Carter	62	2017
Beverly O. Elving	71	2021
Isabella Cunningham	82	2022
As a result of Chris C. Casciato’s resignation from the board, effective as of December 19, 2024, the board had a vacancy in Class III. Following a review and recommendation from the Nominating and Governance Committee, on March 5, 2025 the board appointed John S. Fleshood to fill the vacancy and serve as a Class III director to serve the remaining Class III director term ending in 2026.
In addition, under the Company’s Stockholders’ Agreement (which has now been terminated), Southwest Banking Partners, L.P. (“SWBP”) was entitled to nominate one Class III director for election to the board; however, SWBP elected not to exercise its right to nominate a director. Accordingly, the board had an additional vacancy in Class III.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification and until their respective successors are duly elected and qualified. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.
Certain directors have been nominated for election and serve on our board of directors pursuant to the provisions of a Stockholders’ Agreement between FirstSun and certain of our stockholders which was terminated in its entirety by the parties to the agreement as of February 21, 2025. While no stockholder has any rights remaining under the Stockholders’ Agreement, certain members of our board of directors were previously nominated for election in accordance with a stockholder’s rights provided by the Stockholders’ Agreement. The following board nominees and ongoing directors were nominated to the board by a stockholder pursuant to the Stockholders’ Agreement, each of whom own 5% or more of the shares of our common stock:
Director Nominees:
•Neal E. Arnold, Class II director nominee, was nominated by the Dana Hale Nelson Trusts;
•Kevin T. Hammond, Class II director nominee, was nominated by JLL FCH Holdings I, LLC; and
•David W. Levy, Class II director nominee, was nominated by the John J. Hale Trust.
Continuing Directors, previously nominated:
•Mollie H. Carter, Class I director, nominated by the Mollie Hale Carter Trusts;
•Beverly O. Elving, Class I director, nominated by the Karen Hale Young Trusts;
•Paul A. Larkins, Class III director nominated by Aquiline SGB Holdings LLC; and
•Diane L. Merdian, Class III director, nominated by the Max Alan Hale Trusts.
See “Corporate Governance and the Board of Directors - Certain Relationships and Related Party Transactions – Other Relationships– Stockholders’ Agreement.”
Director Experience
Biographical information regarding each of our director nominees and continuing directors is set forth below, including the particular experience, qualifications, attributes or skills that led the board to conclude that each member is qualified to serve on the board and any committee he or she serves.
Class II Director Nominees
Neal E. Arnold is the current President and Chief Executive Officer of the Company and Sunflower Bank and also serves as the Chief Operating Officer of the Company. He was appointed as President and Chief Executive Officer of the Company on April 1, 2022, and has held the positions of President and Chief Executive Officer of Sunflower Bank and Chief Operating Officer of the Company since 2018. Mr. Arnold served as Executive Vice President of Fifth Third Bancorp and Fifth Third Bank from 1998 to 2005, and as Chief Financial Officer of Fifth Third Bancorp and Fifth Third Bank from 1997 to 2005. Before that, he served as Treasurer of Fifth Third Bancorp and Fifth Third Bank, and as Senior Vice President of Fifth Third Bank. Prior to joining Fifth Third, he served as Chief Financial Officer and Chief Operating Officer of Midwestern Community Bank from 1980 to 1989. Mr. Arnold’s qualifications to serve as a director include his substantial C-suite leadership experience and as a chief financial officer of a large public company. Mr. Arnold has over 30 years of experience completing numerous regulatory compliance consulting engagements for bank boards.
David W. Levy is the former Managing Director at Pickwick Capital Partners, a position he held from 2012 to 2025. He serves as a director of Old Dominion National Bank since 2013, and as a director of the holding company ODNB Financial Corp since 2022. He has served as Vice Chairman of Investment Banking and Co-Head of the Financial Institutions Group at Cowen & Company from 2009 to 2010 and served as Senior Managing Director at Bear Stearns from 2005 to 2008. Mr. Levy spent over 23 years at Citigroup Global Markets as a Managing Director and Head of the Bank and Financial Services Group, and Salomon Brothers Inc. as a Managing Director and Co-Head of the Financial Institutions Department. Mr. Levy's qualifications to serve as a director include his leadership experience, managing director positions with globally recognized investment banking firms, and prior service as a member of the Audit and Compensation and Succession Committees of another financial institution.

Kevin T. Hammond previously served as a director of Pioneer Bancshares, Inc. from 2016 until April 2022, prior to when he joined the Company board. Mr. Hammond joined JLL Partners in 2004 and is a Managing Director, where he focuses on new private equity investments and managing the firm’s portfolio of companies. He serves on JLL Partners’ management and investment committees. Prior to joining JLL, he worked in merger advisory and private equity at Greenhill & Co. In addition, he previously served as a director of FC Holdings, Inc. and First Community Bank, N.A. Mr. Hammond’s qualifications to serve as a director include his experience in managing financial transactions and extensive past and current director service on corporate boards.
Continuing Directors
Mollie H. Carter is the current Executive Chair of the Company and Bank, a position she has held since April 1, 2022. Prior to being named Executive Chair, she served as Chair of both the Company and Bank boards since 1996. Ms. Carter served as President and Chief Executive Officer of the Company from 2005 until April 1, 2022, and served as President and Chief Executive Officer of Sunflower Bank from 2005 until 2018. She served as a director of Evergy, Inc. and its predecessor, Westar Energy, a publicly traded company, from 2003 to 2022, including as Chair of the Compensation and Succession Committee. She previously served as a director of Archer-Daniels-Midland Company, a publicly traded company, from 1996 to 2017. Ms. Carter is also a Director of Lockton Companies and serves on its Nominating & Governance Committee and the Audit Committee. Ms. Carter's nonprofit service includes the NPR Foundation Board of Trustees since 2020, and the Rocky Mountain Public Media Board of Directors since 2023.  Ms. Carter’s qualifications to serve as our Executive Chair include her substantial leadership experience as a chief executive officer, her financial expertise and her significant experience serving as a director of a large public company. Ms. Carter also has extensive experience with corporate governance, compensation matters, and with complicated financial regulatory and banking compliance environments.
Isabella Cunningham joined the Company’s board as a result of the merger with Pioneer effective April 1, 2022. Dr. Cunningham served as a director of Pioneer and Pioneer Bank from 2013 until April 2022. She served as a Director of Viad Corp. and as a member of its Corporate Governance & Nominating Committee and its Human Resources Committee, from 2006 until 2019. Dr. Cunningham holds the Stan Richards Chair in Advertising and Public Relations at the University of Texas at Austin. She retired form her position as the Director of the Stan Richards School in 2014 and is now also the Academic Director of the Tower Fellows Program at The University. Dr. Cunningham still serves on a number of academic committees and is a member of the School Budget Council. She also served as a member of the college Administrative Council, the University Curricular Task Force, the UT Presidential Enrollment Task Force and is a member of the Executive Council of the Latin American Studies School. Dr. Cunningham has served as director on public and private company boards, and on a number of non-profit boards and non-profit institutions including St. Edward’s Board of Trustees, the National Museum of Natural History (Smithsonian) and the Susan G. Komen Breast Cancer Foundation. Dr. Cunningham is a nationally recognized expert in advertising and intellectual property. Dr. Cunningham’s qualifications to serve as a director include her leadership and prior extensive board service, with over 30 years of experience and a variety of board engagements.
Beverly O. Elving is the former Director of Corporate Accounting, Vice President & Controller, and Sr. Vice President of Finance at Applebee’s International from 1998 to 2012. She served as the Chief Financial Officer of Integrated Medical Resources from 1996 to 1998, and additionally, Ms. Elving served as Vice President Finance & Accounting for the FDIC/Resolution Trust Corporation from 1990 to 1996. Between 1981 and 1996, Ms. Elving gained senior accounting, auditor, and Certified Public Accountant experience at Jackson County, Missouri, and Arthur Andersen & Co. Ms. Elving’s experience includes her service as a director of several non-profit boards including St. Luke’s Health System-Bishop Spencer Place since 2019 and as board president since 2022, as well as Heart of America Shakespeare Festival as a director since 2019 and as board co-president 2021 to 2023. Ms. Elving’s qualifications to serve as a director include her accounting, finance and C-suite leadership experience including oversight of public companies and government entities.
John S. Fleshood has served as Executive Vice President and Chief Operating Officer of TriCo Bancshares since 2016, a position from which he plans to retire in December of 2025. Previously, Mr. Fleshood served in a variety of management positions at Wintrust Financial Corporation, a financial holding company based in Rosemont, IL from 2005 to 2016, including most recently as Executive Vice President and Chief Risk Officer. Mr. Fleshood also served as Senior Vice President and Chief Financial Officer of the Chicago affiliate of Fifth Third Bank from 2001 to 2005, and as Vice President and Manager of the Treasury Division from 1992 to 2001. His qualifications to serve as a director include C-suite leadership, enterprise risk, bank level and public financial holding company atmospheres, as well as extensive M&A and organic growth experiences.

Paul A. Larkins is a Senior Advisor with Aquiline Capital Partners, a position he has held since 2018. He also serves as a board member of Amur Equipment Finance, since 2019. He previously served as board chair of LERETA, LLC, and as an advisor to Tarsadia Investments, both from 2019 to 2021. Mr. Larkins served as President and director of SquareTwo Financial Corporation, positions he held from 2009 to 2016. SquareTwo Financial Corporation filed for bankruptcy under Chapter 11 in March 2017. From 1998 to 2009, he served as the Chief Executive Officer and President of Key National Finance in Superior, Colorado. His experience includes service as a Senior Executive Vice President of Key Bank USA and KeyCorp Leasing Ltd., and regional and national roles with USL Capital and IBM. Mr. Larkins' qualifications to serve as a director include his extensive external board and leadership experience with bank, specialty finance (leasing, marine, recreational vehicles, education, home equity, and auto dealer finance), as well as private equity institutions.
Diane L. Merdian is the former Chief Financial Officer of Redwood Trust, Inc, a position she held from 2010 to 2012, having previously served on Redwood’s board of directors from 2008 to 2009. From 1984 to 2008, Ms. Merdian was an equity analyst covering financial companies, working at Investment Banking firms and Institutional Investment firms. She primarily analyzed banks, focusing on valuation, strategy, and economics vs. accounting. As a Senior Vice President and Managing Director at Keefe, Bruyette & Woods from 2003 to 2008, Ms. Merdian led Bank Strategy and was head of Large-cap banks. She led the bank research effort at Morgan Stanley from 2000 through 2001 and led the bank research team at Montgomery Securities from 1995 to 2000. Ms. Merdian has also held equity analyst positions at Salomon Brothers, Kemper, Wellington Management, and Salomon Smith Barney. She began her financial career as an Economic Research Associate at the Federal Reserve Bank of Kansas City, focused on monetary policy. Ms. Merdian’s qualifications to serve as a director include her C-suite leadership and over 20 years of experience as an equity analyst in the financial industry. Her strengths include her insight into strategy, valuation, management, and economics vs. accounting, with additional experience in Audit and Compensation matters.
Biographical Information for Executive Officers

Name	Title

Neal E. Arnold	Chief Executive Officer and President of FirstSun and Sunflower Bank and Chief Operating Officer of FirstSun
Robert A. Cafera, Jr.	Sr. Executive Vice President, Chief Financial Officer of FirstSun and Sunflower Bank
Jennifer L. Norris	Executive Vice President, Chief Credit Officer, and Chief Operating Officer of Sunflower Bank
Laura J. Frazier	Executive Vice President, Chief Administrative Officer of FirstSun and Sunflower Bank
Mollie H. Carter	Executive Chair of the FirstSun and Sunflower Bank Boards
Because Mr. Arnold and Ms. Carter also serve on our board of directors, we have provided their biographical information above. Biographical information for each of Mr. Cafera, Ms. Norris, and Ms. Frazier is provided below:
Robert A. Cafera, Jr. currently serves as Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, positions he has held since 2012. Prior to joining the Company and Bank, he served in different roles at Fifth Third Bank, including as Senior Vice President and Chief Financial Officer of the Commercial Bank, and before that as its Assistant Controller. Before joining Fifth Third Bank, he was a Senior Manager with Arthur Andersen & Co. for about ten years.
Laura J. Frazier currently serves as Executive Vice President and Chief Administrative Officer of the Company and the Bank, positions she has held since 2020. Ms. Frazier joined the Bank in 2013 and served as its Human Resources Director until 2016, when she then served as its Chief Human Resources Officer until assuming her current role in 2020. From 2010 to 2013, Ms. Frazier served as the Deputy Director of Human Resources for the Ohio Department of Developmental Disabilities. Her experience also includes eight years from 2002-2010, as the Director of Labor Relations for the Ohio Department of Developmental Disabilities.
Jennifer L. Norris currently serves as the Executive Vice President and Chief Credit Officer of the Company and the Bank, a position she has held since 2020, as well as Chief Operating Officer of the Bank, since November 2024. She held various credit management and leadership roles at Wells Fargo Bank and its predecessor Wachovia Bank from 1997 to 2020. She also maintains the Chartered Financial Analyst designation.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
General
Currently, the board of directors is made up of nine directors, approximately one-third of whom are elected by the holders of our common stock every three years to serve staggered terms. In accordance with our corporate governance procedures, the board does not involve itself in our day-to-day operations, which are monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the board and through committee membership, which is discussed below.
Director Attendance
The Company’s board of directors held 12 meetings during 2024 Each of our directors attended at least 75% of these meetings and the meetings of the committees on which they served. We typically schedule a board meeting in conjunction with our annual meeting and expect that our directors will attend our annual meeting. Last year, all of our then serving directors attended our annual meeting. We expect each director to attend our annual meeting of stockholders, although we recognize that conflicts may occasionally arise that will prevent a director from attending an annual meeting.
Code of Business Conduct and Ethics
The board of directors believes that it is important to encourage the highest level of corporate ethics and responsibility. Among other things, the board adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, as well as a procedure for allowing employees to anonymously report any problems they may detect with respect to our financial reporting. The Code of Business Conduct and Ethics, as well as other information pertaining to our committees, corporate governance and reporting with the Securities and Exchange Commission, can be found on our website at www.ir.firstsuncb.com We will post on our website any amendments to, or waiver from, the Code of Business Conduct and Ethics as it applies to any director or officer to the extent required to be disclosed by applicable NASDAQ or SEC requirements.
Director Independence
The board of directors has standing Audit, Nominating and Governance, and Compensation and Succession Committees, each of which is made up solely of directors who are deemed to be “independent” under the rules of NASDAQ. NASDAQ’s independence rules include certain instances that will preclude a director from being deemed independent and the board reviews those requirements each year to determine a director’s status as an independent director. The board has determined that all of the directors and nominees are “independent” as defined by the NASDAQ Stock Market, with the exception of Mr. Arnold and Ms. Carter, each of whom is an executive officer, as noted below.
Committees of the Board of Directors
Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation and Succession Committee, the Nominating and Governance Committee, the Risk Committee, and the Executive Committee. The board of directors of Sunflower Bank, the Company’s wholly-owned bank subsidiary, has also established a Trust and Fiduciary Committee. Actions taken by each committee of the board are reported to the full board, usually at its next meeting. The principal responsibilities of each of the Audit Committee, the Compensation and Succession Committee, and the Nominating and Governance Committee are described below. Our board committees are currently composed as follows (M — member; C — chair):

Current Board Committee Assignments

	Audit	Compensation and Succession	Nominating and Governance	Risk	Trust and Fiduciary*	Executive
Mollie H. Carter				M	M	C
Neal E. Arnold						M
Isabella Cunningham		M	M	M	C	M
Beverly O. Elving	C			M		M
Kevin T. Hammond
Paul A. Larkins
David W. Levy	M	M	C		M	M
Diane L. Merdian	M	C	M			M
John S. Fleshood				C		M
* Bank-level committee
Assuming the election or re-election of the individuals nominated for election by our stockholders at the annual meeting, the board committees will be composed as follows:
Anticipated Board Committee Assignments After Annual Meeting

	Audit	Compensation and Succession	Nominating and Governance	Risk	Trust and Fiduciary*	Executive
Mollie H. Carter				M	M	C
Neal E. Arnold						M
Isabella Cunningham		M	M	M	C	M
Beverly O. Elving	C			M		M
Kevin T. Hammond
Paul A. Larkins
David W. Levy	M	M	C		M	M
Diane L. Merdian	M	C	M			M
John S Fleshood				C		M
* Bank-level committee
Audit Committee
Our board of directors has established a standing Audit Committee as required by the rules of the NASDAQ Stock Market. The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee is solely responsible for the pre-approval of all required audit and non-audit services to be provided by our independent registered public accounting firm and exercises its authority to do so in accordance with a policy that it has adopted. The committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at www.ir.firstsuncb.com, in the “Governance Documents” section. You can request a copy of the committee’s charter by sending a written request to the Corporate Secretary via e-mail to corporate.secretary@firstsuncb.com.
The members of our Audit Committee during 2024 and as of the date of this proxy statement were Ms. Elving (who serves as Chair), Mr. Levy, and Ms. Merdian each of whom is deemed to be an independent director under SEC Rule 10A-3 and NASDAQ’s listing requirements. The Audit Committee met 10 times in 2024.
The board has determined that Ms. Elving has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Therefore, our board of directors has determined that

Ms. Elving is an “audit committee financial expert,” as such term is defined by the applicable regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of the NASDAQ Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933, as amended. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or board of directors.
The board believes that each of the other members of the Audit Committee possesses knowledge and experience sufficient to understand the complexities of our financial statements. Ms. Elving and other audit committee members met on a quarterly basis during 2024 with our independent registered public accounting firm.
To review our annual Audit Committee report, please see “Audit Committee Report.”
Compensation and Succession Committee
Our board of directors has established a standing Compensation and Succession Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the NASDAQ Stock Market. The Compensation and Succession Committee reviews the performance of our executive officers and establishes their compensation levels. The committee also has the authority, among other things, to:
•Review and approve the compensation of all executive officers and recommend the compensation of the Chief Executive Officer and Executive Chair to the independent directors of the board for review and approval by such independent directors;
•Approve performance goals and objectives relevant to the chief executive officer and evaluate, at least annually, the performance of the chief executive officer; review and approve (and administer) supplemental retirement benefit plans, employment agreements, and any severance arrangements or plans, including any benefits provided in connection with a change in control for our executive officers;
•Administer our incentive compensation plans and equity-based plans;
•In consultation with our chief executive officer, review our management succession planning; and
•Review and evaluate the risks arising from our compensation policies and practices to determine whether our incentive compensation policies and practices are likely to have a material adverse effect on the Company.
The committee’s duties, responsibilities and functions are described more fully in its charter, which is available on our website at www.ir.firstsuncb.com in the “Governance Documents” section. You can request a copy of the committee’s charter by sending a written request to the Corporate Secretary via e-mail to corporate.secretary@firstsuncb.com.
The members of our Compensation and Succession Committee during 2024 and as of the date of this proxy statement were Ms. Merdian (Chair), Ms. Cunningham, and Mr. Levy. The board determined that each member of the committee was an independent director under NASDAQ’s listing requirements. The Compensation and Succession Committee met 12 times in 2024.
The Compensation and Succession Committee has the authority under its charter to select, or receive advice from, advisors (including compensation consultants). In 2024, the committee continued its engagement of Meridian Compensation Consultants (“Meridian”), as independent advisors working for the committee to coordinate with management as directed by the committee to provide a critical review of management’s proposals, while providing both content and process knowledge, expertise and objectively determined insights. In addition, Meridian provides the committee with pay for performance analysis for executives, peer group review and development, program design and financial modeling, along with technical, competitive market, regulatory and industry updates. The Company paid $134,647 in fees to Meridian in 2024. The Compensation and Succession Committee assessed the independence of Meridian taking into consideration all factors specified in NASDAQ listing standards. Based on this assessment, the Compensation and Succession Committee determined the engagement of Meridian did not raise any conflict of interest.
The charter of the Compensation and Succession Committee authorizes the Compensation and Succession Committee, subject to applicable law, rules, and regulations, to form and delegate authority to subcommittees as deemed appropriate by the committee, including, but not limited to, a subcommittee composed of one or more members of the board or officers of the Company to grant stock awards under the Company’s equity incentive plans.

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation and Succession Committee is or was an officer or employee of the Company. In addition, none of our executive officers serves or has served as director or as a member of the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation and Succession Committee.
Nominating and Governance Committee
Our board of directors has established a standing Nominating and Governance Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the NASDAQ Stock Market. The Nominating and Governance Committee continued its engagement of Meridian Compensation Consultants, as independent advisors to assist the committee in determining and evaluating director compensation. The Nominating and Governance Committee reviews the qualifications of, and recommends to the board for nomination, candidates to stand for election at each annual meeting or to fill vacancies on the board as they may occur during the year. The committee also reviews on at least an annual basis whether each director is “independent” under NASDAQ listing requirements. Additionally, the Nominating and Corporate Governance Committee is responsible for reviewing our policies, procedures and structure as they relate to corporate governance. The committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at www.ir.firstsuncb.com, in the “Governance Documents” section. You can request a copy of the committee’s charter by sending a written request to the Corporate Secretary at 1400 16th Street, Suite 250, Denver, Colorado 80202, or by sending a request via e-mail to corporate.secretary@firstsuncb.com.
Pursuant to its charter, the Nominating and Governance Committee determines and establishes, and submits to the board for approval, certain criteria to be considered in selecting nominees for directors of the Company. Pursuant to this established criteria, directors of the Company must, at a minimum, possess the following qualities:
•the highest levels of personal and professional ethics, integrity and values;
•a strong personal and professional reputation;
•professional experience that adds to the mix of the board as a whole;
•the ability to exercise sound, independent business judgment;
•freedom from conflicts of interest that would interfere with their ability to discharge their duties or that would violate any applicable laws or regulations;
•demonstrated leadership skills
•the willingness and ability to devote the time necessary to perform the duties and responsibilities of a director; and
•relevant expertise and experience, and the ability to offer advice and guidance to executive management based on that expertise and experience.
In evaluating director candidates, the Nominating and Governance Committee considers an appropriate balance of experience, skills and background and considers:
•whether the candidate possesses the qualities described above;
•whether the candidate qualifies as an Independent Director;
•the candidate’s educational and professional background, including relevant past and current employment affiliations and board affiliations;
•the candidate’s management experience in complex organizations and experience in dealing with complex business problems;
•the candidate’s other commitments, such as employment and other board positions;
•the likelihood of obtaining regulatory approval of the candidate, if required;

•whether the candidate would qualify under the Company’s guidelines for membership on the Audit Committee, the Compensation and Succession Committee or the Nominating and Governance Committee; and
•if an incumbent director, whether the director attended at least 75% of the board meetings during the past year and attended at least 75% of the committee meetings of which he or she is a member during the past year, subject to the committee’s ability to make exceptions to the attendance requirement as individual circumstances warrant.
While we do not have a separate diversity policy, the Nominating and Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise and other demographics which may contribute to the board.
All of the nominees for election as directors at the 2025 annual meeting were recommended for nomination by the Nominating and Governance Committee The committee did not receive any formal nominations for directors from our common stockholders.
The members of the Nominating and Governance Committee in 2024 were Mr. Levy (Chair), Ms. Cunningham, and Ms. Merdian. The board determined that each member of the committee was an independent director under NASDAQ’s listing requirements. The Nominating and Governance Committee met 9 times in 2024.
Board and Committee Evaluation Process
Under its charter, our Nominating and Governance Committee annually reviews and assesses the performance of our board of directors, including each committee of the board, and makes recommendations for areas of improvement as it deems appropriate. Each of the key committees of the board of directors (Audit, Compensation and Succession, and Nominating and Governance) also performs an annual assessment of its performance and charter.
Common Stock Ownership and Retention Guidelines for Non-Employee Directors
In order to align the interests of board members and stockholders, we require each non-employee director to develop an equity stake in the company. The Nominating and Governance Committee is responsible for monitoring compliance with these stock ownership and retention guidelines.
As of December 31, 2024, non-employee directors were expected to acquire, and hold during their service as board members, shares of our common stock equal in value to at least three times the annual cash retainer for non-employee directors (total of Company and Bank), not including fees for committee service. Individuals who acquire shares of common stock under our equity-based incentive plans must hold at least 100% of all net after-tax acquired shares until these stock ownership guidelines are satisfied. In March of 2025, the Nominating and Governance Committee increased the stock ownership and retention guidelines to at least five times the annual cash retainer for non-employee directors (total of Company and Bank), not including fees for committee service.
The following share types are included under these guidelines: shares directly owned, family-owned shares, retirement plan shares, unvested time-based restricted stock, and affiliated funds. Stock options that are unexercised, regardless of their vesting status and in-the-money value, are not counted toward satisfaction of these guidelines. Unvested performance-based restricted stock is also not counted toward stock ownership. Shares held in a margin account or pledged as collateral for a loan as of the date of the adoption of these stock ownership guidelines will not count toward satisfaction of these guidelines.
As of December 31, 2024, all of our non-employee directors were in compliance with these guidelines. We anticipate our directors will be in compliance with the increased guidelines as they continue service.
Board Leadership Structure
The roles of Executive Chair of the board and Chief Executive Officer are separate positions within our Company, both of which are under compensation agreements with our Company. We believe certain synergies are gained through the roles of the Executive Chair and Chief Executive Officer by facilitating efficient and effective flow of information between management and the board of directors. Further, the board believes the roles of the Executive Chair, Chief Executive Officer, in concert with the Lead Independent Director appointed by the board, serves the interests of stockholders by striking a balance between the development of corporate strategies and independent oversight of management. As discussed more fully below, we have appointed Ms. Merdian as our Lead Independent Director.

The “Lead Independent Director,” assists the board of directors in assuring effective corporate governance and serves as chairman when the board of directors meets in independent director sessions. Our board of directors designated Ms. Merdian to serve as Lead Independent Director. In this role, she may call and preside over executive sessions of the independent directors, without management present, as she deems necessary, serves as a liaison between the executive chair or the chief executive officer and the independent directors on certain matters, and has power to provide formal input on the agenda for meetings of the board. The Nominating and Governance Committee reviews this appointment annually and the full board has the opportunity to ratify the committee’s selection.
Our board of directors believes this structure is appropriate for our Company because our Chief Executive Officer has the best knowledge of the day-to-day operations of the Company and can make recommendations to the board based on his ongoing experience and “hands on” running of the Company. In addition, the Lead Independent Director, who is an independent member of our board, provides independent leadership within our board that strengthens its effectiveness and oversight of our business.
Board’s Role in Risk Oversight
General
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, market risks, regulatory risks, strategic risks, cyber security risk, reputational risks, and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks we face, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
Our Enterprise Risk Management program has been established to assess, measure and monitor credit risk, market risk, liquidity and funding risk, capital adequacy, strategic risk, legal and compliance risk, reputation risk and operational risks. While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Risk Committee’s responsibilities include periodically reviewing and approving our Enterprise Risk Management program and Risk Appetite framework; identifying emerging risks and ensuring there are plans to mitigate risks identified; reviewing stress testing activities surrounding credit, liquidity, and capital, ensuring compliance with our Risk Appetite framework; and reviewing results of examinations by regulatory agencies and tracking remediation of reported findings. The board’s Compensation and Succession Committee monitors and assesses the various risks associated with compensation policies and individual incentive plans and oversees incentives to ensure the level of risk-taking is consistent with our overall strategy.
We believe that establishing the right “tone at the top” and providing for full and open communication between management and the board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing the Company. Senior officers contribute to Enterprise Risk reporting to the board and attend many of the board meetings, or, if not in attendance, are available to address any questions or concerns raised by the board on risk management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.
Cybersecurity and Information Security Risk Oversight
Our board recognizes the importance of maintaining the trust and confidence of our customers and devotes time and attention to oversight of cybersecurity and information security risk. In particular, our board and senior management each receives regular reporting on cybersecurity and information security risk, as well as presentations throughout the year on cybersecurity and information security topics. Our Risk Committee reviews and approves our Cybersecurity Policy. Our board received regular updates on cybersecurity and information security risk in 2024 and discussed cybersecurity and information security risks with the Bank’s management team.
Certain Relationships and Related Party Transactions
Statement of Policy Regarding Transactions with Related Persons
Transactions by us with related parties are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by us with our affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by us to our executive officers, directors and principal stockholders). We have also adopted policies to comply with these regulatory requirements and restrictions, including policies governing the approval of related party transactions. Our Audit Committee reviews and approves all related person transactions between the Company and related parties in accordance with NASDAQ’s rules and regulations. For purposes of this review, related person transactions are those transactions required to be disclosed under applicable SEC regulations.
Banking Relationships
Certain of our executive officers and directors have, from time to time, engaged in banking transactions with Sunflower Bank, and are expected to continue such relationships in the future. All loans or other extensions of credit made by Sunflower Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectability or present other unfavorable features.
Other Relationships
Stockholders’ Agreement
FirstSun was a party to a Stockholders’ Agreement, dated as of June 19, 2017, as amended by Amendments No. 1 through 5 to the Stockholders’ Agreement (the “Stockholders’ Agreement”) that, among other things, provided certain FirstSun stockholders, defined as “Significant Stockholders” under the agreement, with additional rights and obligations, including representation on our board of directors; certain corporate governance provisions; restrictions on transfer; tag-along rights, rights of first refusal and preemptive rights; and certain information rights.
Other than provisions providing nine stockholders with board representation rights, the provisions of the Stockholders’ Agreement terminated on July 11, 2024, effective upon the Company’s listing of its common stock on The Nasdaq Stock Market LLC. The Stockholders’ Agreement was terminated in its entirety as of February 21, 2025, pursuant to Amendment No. 6 to the Stockholders’ Agreement. As a result, none of our stockholders have any continuing rights or obligations under the Stockholders’ Agreement; however, certain current and continuing members of our board of directors were nominated by a Significant Stockholder in accordance with their rights provided by the Stockholders’ Agreement at the time of such director’s nomination to our board of directors. The following board nominees and ongoing directors were nominated to the board pursuant to the rights of a Significant Stockholder under the Stockholders’ Agreement, each of whom own 5% or more of the shares of our common stock:
Director Nominees:
•Neal E. Arnold, Class II director nominee, was nominated by the Dana Hale Nelson Trusts;
•Kevin T. Hammond, Class II director nominee, was nominated by JLL FCH Holdings I, LLC; and
•David W. Levy, Class II director nominee, was nominated by the John J. Hale Trust.
Continuing Directors, previously nominated:
•Mollie H. Carter, Class I director (term expiring 2027), was nominated by the Mollie Hale Carter Trusts;
•Beverly O. Elving, Class I director, (term expiring 2027), was nominated by the Karen Hale Young Trusts;
•Paul A. Larkins, Class III director (term expiring 2026) was nominated by Aquiline SGB Holdings LLC; and
•Diane L. Merdian, Class III director (term expiring 2026), was nominated by the Max Alan Hale Trusts.
Board Representation Letter Agreements
In connection with the termination of the Stockholders’ Agreement on February 21, 2025, FirstSun entered into a Board Representation Letter Agreement with Aquiline SGB Holdings LLC, JLL/FCH Holdings I, LLC, the Karen Hale Young Trust Stockholder Group, and the Mollie Hale Carter Trust Stockholder Group, each of whom own 5% or more of the shares of FirstSun common stock. See “Security Ownership of Certain Beneficial Owners and Management of FirstSun.”
Aquiline SGB Holdings LLC (“Aquiline”) was a Significant Stockholder pursuant to the terms of the Stockholders’ Agreement. In connection with the termination of the Stockholders’ Agreement, the Company entered into a Board Representation Letter Agreement with Aquiline (the “Aquiline Board Representation Letter”) providing, among other things, that for so long as Aquiline, together with any affiliates, continues to own at least 40% of the shares of capital stock of the Company owned by Aquiline as of February 21, 2025 (the “Aquiline Minimum Ownership Interest”), then, Aquiline will be entitled to nominate an individual to serve as a Class III director on the FirstSun board of directors, subject to such individual qualifying to serve on the board. In the event that our board is declassified, then Aquiline will continue to have a nomination right and such nomination right will correspond to the expiration of its board nominee’s applicable term of service. The Aquiline Board Representation Letter also provides that if Aquiline holds the Aquiline Minimum Ownership Interest and Aquiline does not have a nominee serving on the board, then Aquiline is entitled to appoint an individual to attend meetings of the board in a nonvoting, nonparticipating observer capacity.
At such time that Aquiline no longer holds the Aquiline Minimum Ownership Interest, then Aquiline’s right to appoint a nominee to the board or appoint a board observer will terminate and, if requested by our board, Aquiline has agreed to use commercially reasonable efforts to cause its nominee then serving on the board, if any, to resign from the board. The Aquiline Board Representation Letter also contains, among other things, customary indemnification and confidentiality provisions.
As of February 21, 2025, Aquiline owned 1,443,066 shares of Company common stock. As a result, to meet the Aquiline Minimum Ownership Interest, Aquiline, together with any affiliates, must continue to hold at least 577,226 shares of Company common stock. As of March 10, 2025, the record date, Aquiline owned 1,443,066 shares of our common stock.
JLL/FCH Holdings I, LLC (“JLL”) was a Significant Stockholder pursuant to the terms of the Stockholders’ Agreement. In connection with the termination of the Stockholders’ Agreement, the Company entered into a Board Representation Letter Agreement with JLL (the “JLL Board Representation Letter”) providing, among other things, that for so long as JLL, together with any affiliates, continues to own at least 40% of the shares of capital stock of the Company owned by JLL as of February 21, 2025 (the “JLL Minimum Ownership Interest”), then, JLL will be entitled to nominate an individual to serve as a Class II director on the FirstSun board of directors, subject to such individual qualifying to serve on the board. In the event that our board is declassified, then JLL will continue to have a nomination right and such nomination right will correspond to the expiration of its board nominee’s applicable term of service. The JLL Board Representation Letter also provides that if JLL holds the JLL Minimum Ownership Interest and JLL does not have a nominee serving on the board, then JLL is entitled to appoint an individual to attend meetings of the board in a nonvoting, nonparticipating observer capacity.
At such time that JLL no longer holds the JLL Minimum Ownership Interest, then JLL’s right to appoint a nominee to the board or appoint a board observer will terminate and, if requested by our board, JLL has agreed to use commercially reasonable efforts to cause its nominee then serving on the board, if any, to resign from the board. The JLL Board Representation Letter also contains, among other things, customary indemnification and confidentiality provisions.
As of February 21, 2025, JLL owned 3,484,376 shares of Company common stock. As a result, to meet the JLL Minimum Ownership Interest, JLL, together with any affiliates, must continue to hold at least 1,393,750 shares of Company common stock. As of March 10, 2025, the record date, JLL owned 3,484,376 shares of our common stock.
The Karen Hale Young Trust Stockholder Group (the “Karen Hale Young Group”) consists of a group of stockholders who were a Significant Stockholder pursuant to the terms of the Stockholders’ Agreement. In connection with the termination of the Stockholders’ Agreement, the Company entered into a Board Representation Letter Agreement with the Karen Hale Young Group (the “Karen Hale Young Group Board Representation Letter”) providing, among other things, that for so long as the Karen Hale Young Group, together with any affiliates, continues to own at least 40% of the shares of capital stock of the Company owned by the Karen Hale Young Group as of February 21, 2025 (the “Karen Hale Young Group Minimum Ownership Interest”), then, the Karen Hale Young Group will be entitled to nominate an individual to serve as a Class I director on the FirstSun board of directors, subject to such individual qualifying to serve on the board. In the event that our board is declassified, then the Karen Hale Young Group will continue to have a nomination right and such nomination right will correspond to the expiration of its board nominee’s applicable term of service. The Karen Hale Young Group Board Representation Letter also provides that if the Karen Hale Young Group holds the Karen Hale Young Group Minimum Ownership Interest and the Karen Hale Young Group does not have a nominee serving on the board, then the Karen Hale Young Group is entitled to appoint an individual to attend meetings of the board in a nonvoting, nonparticipating observer capacity.

At such time that the Karen Hale Young Group no longer holds the Karen Hale Young Group Minimum Ownership Interest, then the Karen Hale Young Group’s right to appoint a nominee to the board or appoint a board observer will terminate and, if requested by our board, the Karen Hale Young Group has agreed to use commercially reasonable efforts to cause its nominee then serving on the board, if any, to resign from the board. The Karen Hale Young Group Board Representation Letter also contains, among other things, customary indemnification and confidentiality provisions.
As of February 21, 2025, the Karen Hale Young Group owned 1,970,100 shares of Company common stock. As a result, to meet the Karen Hale Young Group Minimum Ownership Interest, the Karen Hale Young Group, together with any affiliates, must continue to hold at least 788,040 shares of Company common stock. As of March 10, 2025, the record date, the Karen Hale Young Group owned 1,970,100 shares of our common stock.
The Mollie Hale Carter Trust Stockholder Group (the “Mollie Hale Carter Group”) consists of a group of stockholders who were a Significant Stockholder pursuant to the terms of the Stockholders’ Agreement. In connection with the termination of the Stockholders’ Agreement, the Company entered into a Board Representation Letter Agreement with the Mollie Hale Carter Group (the “Mollie Hale Carter Group Board Representation Letter”) providing, among other things, that for so long as the Mollie Hale Carter Group, together with any affiliates, continues to own at least 40% of the shares of capital stock of the Company owned by the Mollie Hale Carter Group as of February 21, 2025 (the “Mollie Hale Carter Group Minimum Ownership Interest”), then, the Mollie Hale Carter Group will be entitled to nominate an individual to serve as a Class III director on the FirstSun board of directors, subject to such individual qualifying to serve on the board. In the event that our board is declassified, then the Mollie Hale Carter Group will continue to have a nomination right and such nomination right will correspond to the expiration of its board nominee’s applicable term of service. The Mollie Hale Carter Group Board Representation Letter also provides that if the Mollie Hale Carter Group holds the Mollie Hale Carter Group Minimum Ownership Interest and the Mollie Hale Carter Group does not have a nominee serving on the board, then the Mollie Hale Carter Group is entitled to appoint an individual to attend meetings of the board in a nonvoting, nonparticipating observer capacity.
At such time that the Mollie Hale Carter Group no longer holds the Mollie Hale Carter Group Minimum Ownership Interest, then the Mollie Hale Carter Group’s right to appoint a nominee to the board or appoint a board observer will terminate and, if requested by our board, the Mollie Hale Carter Group has agreed to use commercially reasonable efforts to cause its nominee then serving on the board, if any, to resign from the board. The Mollie Hale Carter Group Board Representation Letter also contains, among other things, customary indemnification and confidentiality provisions.
As of February 21, 2025, the Mollie Hale Carter Group owned 2,554,475 shares of Company common stock. As a result, to meet the Mollie Hale Carter Group Minimum Ownership Interest, the Mollie Hale Carter Group, together with any affiliates, must continue to hold at least 1,021,790 shares of Company common stock. As of March 10, 2025, the record date, the Mollie Hale Carter Group owned 2,554,475 shares of our common stock.
Registration Rights Agreement (2017)
Under its merger agreement with Strategic Growth Bancorp (“SGB”), on June 19, 2017, FirstSun entered into a Registration Rights Agreement with its stockholders, including the Significant Stockholders referenced above (which Significant Stockholders are referred to as “Significant Investors” in the Registration Rights Agreement). Under the Registration Rights Agreement, FirstSun is obligated to register the sale of shares of FirstSun common stock owned by the stockholders party to the agreement under certain circumstances, as described below.
The Registration Rights Agreement remained in effect following the SGB merger. Under FirstSun’s merger agreement with Pioneer Bancshares, Inc. (“Pioneer”), the Registration Rights Agreement was amended, effective as of the closing date of the Pioneer merger, to among other things, add JLL, Pioneer’s largest stockholder, as a “Significant Investor” to the agreement. Other than JLL, no other Pioneer stockholder became a party to the Registration Rights Agreement as a result of the Pioneer merger. Resale registration statements with respect to the registrable shares held by parties to the Registration Rights Amendments are currently on file and effective with the SEC.
Demand Rights
At any time beginning on or after June 19, 2019, each Significant Investor, subject to the limitations set forth in the Registration Rights Agreement, will have the right to require FirstSun by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of FirstSun common stock. Each Significant Investor has the right to up to five demand notices.
FirstSun will not be obligated to effect any demand registration unless (a) the aggregate number of shares joining in the demand is at least 20% of the total number of issued and outstanding shares of FirstSun common stock (if the demand is before an initial public offering of FirstSun), or 10% of the total number of issued and outstanding shares of FirstSun common stock (if the demand is after the initial public offering of FirstSun), and (b) either (i) the aggregate offering price of securities to be included in the registration, net of underwriting discounts and commissions, equals or exceeds $25.0 million, or (ii) the aggregate number of shares of FirstSun common stock to be included in the registration equals or exceeds 10% of the total number of issued and outstanding shares of FirstSun common stock. In addition, FirstSun will not be obligated to file a registration statement within a period of 180 days after the effective date of any other demand registration statement.
FirstSun will also be permitted to postpone filing a registration statement or facilitating an offering relating to a demand registration request if the registration process would, among other things, materially and adversely affect a pending or proposed material financing or material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction.
Piggyback Rights
If FirstSun proposes to register an offering of FirstSun common stock (subject to certain exceptions) for its own account or for the account of any third-party (including a demand registration), then it must give written notice to the holders under the Registration Rights Agreement and allow them to include their shares in that registration statement. There is no limitation on the number of such piggyback registrations that FirstSun is required to effect.
Conditions and Limitations
These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and FirstSun’s right to delay an offering or registration statement or withdraw a registration statement under certain circumstances.
Expenses and Indemnification
FirstSun will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement becomes effective or the offering is consummated, including legal expenses of one counsel for the holders party to the agreement. However, the holders must pay all underwriting discounts and commissions in connection with sales by them of any of their shares of FirstSun common stock.
The Registration Rights Agreement also contains customary indemnification provisions pursuant to which FirstSun will be required to indemnify each holder and its affiliates against certain liabilities that may arise, including those under the Securities Act.
Investment-Related Agreements 2024
Upfront Securities Purchase Agreement
In connection with its entry into a merger agreement with HomeStreet, Inc. (which agreement was subsequently terminated on November 18, 2024), FirstSun entered into an upfront securities purchase agreement (the “Upfront Securities Purchase Agreement”), dated January 16, 2024, with certain funds managed by Wellington Management Company, LLP (collectively, the “Wellington Funds”), pursuant to which, on the terms and subject to the conditions set forth therein, FirstSun sold, and the Wellington Funds purchased, for $32.50 per share and an aggregate purchase price of $80 million, approximately 2.46 million shares of FirstSun Common Stock. This transaction closed on January 17, 2024. Under the terms of the Upfront Securities Purchase Agreement, FirstSun committed to listing FirstSun’s common stock on a national securities exchange within 120 days of closing, subject to a right to extend upon mutual consent for an additional 60 days, regardless of whether the merger is consummated. FirstSun completed its uplisting of FirstSun’s common stock to the NASDAQ Global Select Stock Market on July 11, 2024. The Upfront Securities Purchase Agreement contains customary representations, warranties and agreements of each party.
Upfront Registration Rights Agreement

In connection with the Upfront Securities Purchase Agreement, FirstSun and the Wellington Funds also entered into a Registration Rights Agreement (the “Upfront Registration Rights Agreement”), dated January 16, 2024, pursuant to which FirstSun agreed to provide customary resale registration rights with respect to the shares of FirstSun common stock obtained by the Wellington Funds pursuant to the Upfront Securities Purchase Agreement. Under the Upfront Registration Rights Agreement, the Wellington Funds will be entitled to resale registration rights and rights to request a certain number of underwritten shelf takedowns, in each case, subject to certain limitations as set forth in the Upfront Registration Rights Agreement. Failure to meet the resale registration statement filings or effectiveness deadlines, and certain other events, set forth in the Upfront Registration Rights Agreement may result in FirstSun’s payment to the Wellington Funds of liquidated damages in the amount of 1% of the purchase price per month pending effective registration. A resale registration statement with respect to the registrable shares held by the Wellington Funds is currently on file and effective with the SEC.
Stockholder Communications with Our Directors
Our stockholders may contact any member of the board of directors (including our Executive Chair or Lead Independent Director), or the board as a whole, through our Corporate Secretary, by mail at 1400 16th Street, Suite 250, Denver, Colorado 80202, or by e-mail at corporate.secretary@firstsuncb.com. Any such communication should indicate whether the sender is a FirstSun stockholder. Any communication will be forwarded promptly to the board as a group or to the attention of the specified director per your request. Communications that are personal grievances, commercial solicitations, customer complaints, incoherent, or obscene will not be communicated to our board or any director or committee of our board.
Stockholder Proposals and Director Nominations
Stockholder Nominations of Directors. Under our bylaws a stockholder may nominate a candidate for election at a stockholder meeting by giving timely written notice, even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the board, delivered to or mailed, to our Corporate Secretary, by mail at 1400 16th Street, Suite 250, Denver, Colorado 80202 or by email corporate.secretary@firstsuncb.com. Such notice shall be received (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).
Our bylaws require the stockholder’s notice to the Company regarding the nomination of a director include, among other things, (a) the nominee’s name, age, address, and principal occupation; (b) information about the nominee’s stock ownership in the Company; (c) a written questionnaire with respect to the background and qualification of the nominee; (d) the stockholder’s name and address; and (e) information about the stockholder’s stock ownership in the Company and certain interests and relationships.
Stockholder Proposal at the Meeting. A stockholder seeking to present any business at an annual meeting must submit a notice in writing to our Corporate Secretary, by mail at 1400 16th Street, Suite 250, Denver, Colorado 80202, (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

Our bylaws require the stockholder’s notice to the Company with respect to a stockholder proposal for an annual meeting of stockholders, to include, among other things, (a) the stockholder’s name and address; (b) information about the stockholder’s stock ownership in the Company and certain interests and relationships; and c) a description of the business the stockholder desires to bring before the meeting.
Proposals in Our Proxy Statement. Under SEC rules, for a stockholder’s proposal to be included in our proxy statement and proxy card for the 2025 Annual Meeting of Stockholders, you must file a written notice of the proposal with our Corporate Secretary, at 1400 16th Street, Suite 250, Denver, Colorado 80202, not less than 120 calendar days before the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting, or November 29, 2024, and must otherwise comply with the rules and regulations set forth by the SEC. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 10, 2025, by each director or nominee for director, each named executive officer, by all of our directors, director nominees and executive officers as a group, and each stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o FirstSun Capital Bancorp, 1400 16th Street, Suite 250, Denver, Colorado 80202. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 27,753,918 shares of common stock outstanding as of March 10, 2025. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of March 10, 2025.

	Amount of Shares Owned	Right to Acquire[1]	Total	Percent of Class
Directors and Named Executive Officers
Mollie H. Carter[2]	2,554,475	—	2,554,475	9.20%
Neal E. Arnold	232,348	187,590	419,938	1.50%
Robert A. Cafera, Jr.	125,267	135,952	261,219	*
Laura Frazier	900	55,514	56,414	*
Jennifer Norris	—	67,140	67,140	*
Isabella Cunningham	63,112	—	63,112	*
Beverly O. Elving	5,886	12,585	18,471	*
Paul A. Larkins[3]	3,395	16,531	19,926	*
David W. Levy	5,356	45,752	51,108	*
Diane L. Merdian	23,489	6,250	29,739	*
John S. Fleshood	—	—	—	*
Kevin T. Hammond	—	—	—	*
All directors and executive officers as a group (12 persons)	3,014,228	527,314	3,541,542	12.52%
5% Stockholders
JLL / FCH Holdings I LLC	3,484,376	45,685	3,530,061	12.70%
Wellington Management[4]	2,418,393	—	2,418,393	8.71%
John J. Hale Trusts[5]	1,816,100	—	1,816,100	6.54%
Karen Hale Young Trusts[6]	1,970,100	—	1,970,100	7.10%
Max Alan Hale Trusts[7]	1,816,100	—	1,816,100	6.54%
Dana Hale Nelson Trusts[8]	1,685,200	—	1,685,200	6.07%
Entities Affiliated with Lightyear Capital LLC[9]	1,456,027	12,582	1,468,609	5.29%
Aquiline SGB Holdings LLC[10]	1,443,066	—	1,443,066	5.20%
* Indicates ownership of less than 1%.
[1] The shares in this column represent stock options of FirstSun held by that person or entity that are currently exercisable or exercisable within 60 days of March 10, 2025.
[2] Mollie H. Carter may be deemed to have voting, investment, and dispositive power with respect to all 2,554,475 of the listed shares, which are held by trusts for which she serves as trustee or co-trustee.

3 Mr. Larkins serves as the director designee for Aquiline SGB Holdings LLC. Mr. Larkins has no voting or investment power over any shares held by Aquiline SGB Holdings LLC and disclaims any beneficial ownership of such shares.

[4] The address for the Wellington Group is c/o Wellington Management Company LLP 280 Congress Street, Boston, MA 02210. This information is based on Schedule 13G filed by (1) Wellington Management Group LLP, (2) Wellington Group Holdings LLP, (3) Wellington Investment Advisors Holdings LLP, and (4) Wellington Management Company LLP (collectively, the “Wellington Group”) on November 14, 2024. The Wellington Group reported shared voting and shared dispositive power with respect to these shares.

[5] This information is based on the Schedule 13G filed by a trust for which John J. Hale serves as trustee on November 14, 2024. John J. Hale may be deemed to have voting, investment, and dispositive power with respect to these shares held by a trust for which he serves as trustee.

[6] This information is based on the Schedule 13G filed by trusts for which Karen Hale Young serves as trustee on November 14, 2024. Karen Hale Young may be deemed to have voting, investment, and dispositive power with respect to these shares held by trusts for which she serves as trustee.

[7] This information is based on the Schedule 13G filed by trusts for which Max Alan Hale serves as trustee on November 14, 2024. Max Alan Hale may be deemed to have voting, investment, and dispositive power with respect to these shares held by trusts for which he serves as trustee.

[8] This information is based on the Schedule 13G filed by trusts for which Dana Hale Nelson serves as trustee on November 14, 2024. Dana Hale Nelson may be deemed to have voting, investment, and dispositive power with respect to these shares held by trusts for which she serves as trustee.

[9] The address for Lightyear Capital and its affiliates is 9 West 57th Street, 31st Floor, New York, New York 10019. This information is based on Schedule 13G filed by (1) Lightyear Fund III, L.P., a Delaware limited partnership (“Lightyear Fund III”); (2) Lightyear Co-Invest Partnership III, L.P., a Delaware limited partnership (“Co-Invest”); (3) Lightyear Fund III GP, L.P., a Delaware limited partnership (“Lightyear Fund III GP”); (4) Lightyear Fund III GP Holdings, LLC, a Delaware limited liability company (“Lightyear Fund III GP Holdings”); (5) LY Holdings, LLC, a Delaware limited liability company (“LY Holdings”); (6) Lightyear Capital III, LLC (“Lightyear Capital III”); (7) Lightyear Capital LLC; (8) Lightyear Capital Management LP; (9) Lightyear Capital GP LLC; and (10) Mr. Mark F. Vassallo, an individual, with the SEC on November 13, 2024, reporting that 1,436,728 shares of Common Stock of the Issuer are directly held by Lightyear Fund III, 3,978 shares of Common Stock of the Issuer are directly held by Co-Invest and 3,395 shares of Common Stock of the Issuer are directly held by Lightyear Capital III. As the general partner of Lightyear Fund III, Lightyear Fund III GP may be deemed to have voting and/or dispositive power over such securities. As the general partner of Lightyear Fund III GP and Co-Invest, Lightyear Fund III GP Holdings may also be deemed to have voting and/or dispositive power over such securities. However, each of Lightyear Fund III GP and Lightyear Fund III GP Holdings disclaims beneficial ownership of the shares held by Lightyear Fund III and Co-Invest, as applicable. LY Holdings, as the managing member of Lightyear Fund III GP Holdings, and Mr. Mark F. Vassallo, as the managing member of LY Holdings, may also be deemed to have voting and/or dispositive power over such securities. However, each of LY Holdings and Mr. Vassallo disclaims beneficial ownership of the shares held by Lightyear Fund III and Co-Invest. As the sole member of Lightyear Capital III, Lightyear Capital LLC may be deemed to have voting and/or dispositive power over the securities held by Lightyear Capital III. As the sole member of Lightyear Capital LLC, Lightyear Capital Management LP may also be deemed to have voting and/or dispositive power over such securities. As the general partner of Lightyear Capital Management LP, Lightyear Capital GP LLC may also be deemed to have voting and/or dispositive power over such securities. As the manager of Lightyear Capital GP LLC, Mr. Vassallo may also be deemed to have voting and/or dispositive power over such securities. However, each of Lightyear Capital LLC, Lightyear Capital Management LP, Lightyear Capital GP LLC and Mr. Vassallo disclaims beneficial ownership of the shares held by Lightyear Capital III. The table above also reflects an exercise of options by Lightyear Capital III on March 6, 2025.

[10] The address for Aquiline SGB Holdings LLC is 535 Madison Ave, New York, New York 10022. This information is based on Schedule 13G filed by (1) Mr. Ignace van Waesberghe, (2) Mr. Vincenzo La Ruffa, (3) Avenir Offshore, LLC, a Cayman Islands limited liability company, (4) Aquiline Holdings (Offshore) II L.P., a Cayman Islands exempted limited partnership, (5) Aquiline Financial Services Continuation Fund GP (Offshore) Ltd., a Cayman Islands limited company, (6) Aquiline Financial Services Continuation Fund GP (Offshore) L.P., a Cayman Islands exempted limited partnership, (7) Aquiline Financial Services Continuation Fund L.P., a Cayman Islands exempted limited partnership, (8) Aquiline Capital Partners II GP (Offshore) Ltd., a Cayman Islands limited company, (9) AFSF II Status Quo (Offshore) L.P., a Cayman Islands exempted limited partnership, and (10) Aquiline SGB Holdings LLC, a Delaware limited liability company (collectively, the “Aquiline Group”) on November 13, 2024. The Aquiline Group reported shared voting and shared dispositive power with respect to these shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. To our knowledge, these insiders complied with all Section 16(a) filing requirements during 2024, except a late Form 3 report for JLL / FCH Holdings I LLC was filed for on July 15, 2024, as a result of obtaining EDGAR filing codes after the due date of the initial Form 3, which resulted in the Company’s administrator failing to timely provide the information necessary to report such transactions.
EXECUTIVE COMPENSATION
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to reduced disclosure obligations regarding executive compensation, including the requirement to include a specific form of Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Compensation of Executive Officers
In the following section, we refer to the individuals who served as our principal executive officer, our two other most highly compensated executive officers and Ms. Carter, as the “named executive officers.” Our named executive officers as of December 31, 2024 were:
•Mollie H. Carter, Executive Chair of the FirstSun and Sunflower Bank Boards;
•Neal E. Arnold, Chief Executive Officer and President of FirstSun and Sunflower Bank and Chief Operating Officer of FirstSun; and
•Robert A. Cafera, Jr., Senior Executive Vice President and Chief Financial Officer of FirstSun and Sunflower Bank.
•Laura J. Frazier, Executive Vice President and Chief Administrative Officer of FirstSun and Sunflower Bank.

2024 Summary Compensation Table
The following table sets forth information concerning all compensation awarded to, earned by or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary	Bonus[1]	Stock Awards[2]	Non-Equity Incentive Plan Compensation[3]	Nonqualified Deferred Compensation Earnings[4]	All other Compensation[5]	Total
Mollie H. Carter	2024	$500,000	$—	$—	$—	$—	$21,300	$521,300
Executive Chair	2023	500,000	—	—	—	—	24,361	524,361

Neal E. Arnold	2024	800,000	928,500	5,550,010	1,021,000	—	21,300	8,320,810
Chief Executive Officer and President of Company and Bank, and Chief Operating Officer of Company	2023	800,000	761,600	1,400,000	1,128,961	—	20,400	4,110,961

Robert A. Cafera, Jr.	2024	454,000	493,266	2,300,005	408,400	—	21,300	3,676,971
Senior Executive Vice President and Chief Financial Officer of Company and Bank	2023	425,000	392,224	239,988	451,584	—	20,400	1,529,196

Laura J. Frazier	2024	382,424	338,903	1,210,020	306,300	—	21,300	2,258,947
Executive Vice President and Chief Administrative Officer of Company and Bank	2023	365,000	338,688	180,012	338,688	—	20,400	1,242,788
[1] See discussion under “Narrative to Summary Compensation Table—Annual Bonus Payment” below.
[2] The amounts reported represent the aggregate grant date fair values of restricted stock units awarded in each fiscal year for which compensation is required to be reported in the table for each named executive officer, in each case computed in accordance with FASB ASC Topic 718. See Note 1 of our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 7, 2025, for a discussion of valuation assumptions. The performance-based awards in the above table are subject to performance conditions and the reported grant date fair value is based on the probable outcome of those conditions as of the grant date, which was assumed to be the target level of the awards. The stock awards in this column include restricted stock awards granted in 2024 with a grant date fair value of $4,000,010 for Mr. Arnold, $2,000,005 for Mr. Cafera and $1,000,020 for Ms. Frazier. These awards were contingent upon the closing of the proposed merger with HomeStreet, Inc. Upon termination of the HomeStreet, Inc. merger agreement, these awards were cancelled and no shares vested in or were awarded to either Mr. Arnold, Mr. Cafera or Ms. Frazier.

[3] The amounts in the Non-Equity Incentive Plan Compensation column are the cash awards earned by the named executive officer under the 2021 Long-Term Incentive Plan (see discussion under “Narrative to Summary Compensation Table—2021 Long-Term Incentive Plan” below).

[4] There were not above-market or preferential earnings on our nonqualified deferred compensation plan.
[5] For 2024, the amounts set forth in this column include the following:

	Ms. Carter	Mr. Arnold	Mr. Cafera	Ms. Frazier
401(k) match	$20,700	$20,700	$20,700	$20,700
Cell phone	600	600	600	600
Total	$21,300	$21,300	$21,300	$21,300

Narrative to Summary Compensation Table
Agreement and General Release with Ms. Carter and Employment Agreements with Mr. Arnold and Mr. Cafera
During 2023 and 2024, we had an agreement and general release in place with Ms. Carter and employment agreements with each of Mr. Arnold and Mr. Cafera. The material terms of each of these agreements are described below.
Agreement and General Release with Ms. Carter
In connection with the management realignment as a result of the merger with Pioneer, and Ms. Carter’s transition to her current role as Executive Chairman, FirstSun entered into an Agreement and General Release with Ms. Carter dated March 24, 2022 pursuant to which she serves as Executive Chairman of the board of FirstSun and Sunflower Bank. Under the Agreement and General Release Ms. Carter is entitled to a base salary of $500,000 and she is eligible to participate in our various employee benefit and incentive programs. The Agreement and General Release also includes provisions related to key-man insurance, confidentiality, observation of security measures, covenants to protect our business and the return of materials.
Neal E Arnold Employment Agreement
FirstSun entered into an employment agreement with Mr. Arnold, originally effective January 16, 2018, as amended effective February 21, 2019, which was amended and restated effective March 24, 2022, and further amended March 14, 2023, pursuant to which Mr. Arnold serves as President and Chief Executive Officer of FirstSun and the Bank, and Chief Operating Officer of FirstSun. The employment agreement originally had an initial term of two years and now automatically renews each year on January 16 for a successive one-year period, unless either party provides written notice to the other of non-renewal at least 90-days before the renewal date.
Under the employment agreement, Mr. Arnold is entitled to an annual base salary of  $800,000, which may be increased, but not decreased at the discretion of the board, and is subject to annual review. His base salary for 2024 and 2023 was $800,000, respectively. Pursuant to the terms of the employment agreement, Mr. Arnold is also eligible to earn an annual bonus with a target incentive opportunity of 100% of his base salary, as determined by the FirstSun board of directors, with 20% of any earned bonus to be credited to his deferral account under our Deferred Compensation Plan. He is also eligible to participate in the equity and/or other long-term compensation plans established by the FirstSun board of directors and as determined by the FirstSun compensation committee. We also provide reimbursements to Mr. Arnold for reasonable expenses incurred in connection with his employment, and he is eligible to receive benefits under any employee benefit plans made available by us generally to executive officers
Under the terms of his employment agreement, Mr. Arnold is subject to provisions related to non-competition and non-solicitation that generally preclude him, for a period of 24 months following his voluntary or involuntary termination, from, among other things, (a) competing with FirstSun or the Bank or otherwise being employed directly or indirectly in any capacity, including as a consultant, for any entity that offers any products or services that are substantially similar to those of FirstSun or the Bank, generally within any city, county or state in which FirstSun or the Bank has an office; (b) soliciting any business relation to purchase or sell any competing products or services; (c) soliciting for employment any person employed by FirstSun or the Bank within the 12 months preceding any employment, engagement or solicitation by him; or (d) urging any person or entity to reduce its business with FirstSun or the Bank.
Upon certain qualifying terminations of employment, any unvested portion of Mr. Arnold’s outstanding options or other incentive compensation or equity-based awards (including but not limited to phantom equity, or cash or stock payouts under the LTIPs) will immediately fully vest as of the date of termination. Additionally, awards issued pursuant to the LTIPs (or any successor plan) shall vest at such dollar value (for cash-based awards) or at such number of performance share units (for equity-based awards) as determined by FirstSun’s compensation committee (or its delegate), in its sole and good faith discretion, based on the level of achievement of any Bank Performance Measures (as defined in the LTIPs) as of the date of such qualifying termination and subject to adjustments (e.g., accounting for transaction expenses) to such Bank Performance Measures as the compensation committee (or its delegate) determines are necessary to carry out their original intent and in a manner that does not materially adversely affect the executive; provided that with respect to any LTIP award for which achievement of the applicable Bank Performance Measures for the full performance period cannot be objectively measured as of immediately prior to any such qualifying termination, such LTIP award will be earned as of such termination at the greater of 100% of target level and the level achieved based on actual performance determined through the last practicable date prior to such termination, as determined by the compensation committee.
The terms of Mr. Arnold’s employment agreement also entitle him to certain severance benefits upon certain termination events, as described below under “Potential Payments Upon Termination or Change in Control.”

Robert A. Cafera, Jr. Employment Agreement
FirstSun and Sunflower Bank entered into an employment agreement with Mr. Cafera, originally effective June 19, 2017, as amended on February 21, 2019, March 24, 2022, and further amended March 14, 2023, pursuant to which he serves as Chief Financial Officer of FirstSun and Sunflower Bank. The employment agreement, as amended, automatically renews each year on June 19 for a successive one year period, unless either party provides written notice to the other of non-renewal at least 90-days before the renewal date.
Under the employment agreement, Mr. Cafera is entitled to an annual base salary of $300,000, which may be increased, but not decreased at the discretion of the board, and is subject to annual review. His base salary for 2024 and 2023 was $454,000 and $425,000, respectively. Pursuant to the terms of the employment agreement, Mr. Cafera is also eligible to earn an annual bonus with a target incentive opportunity of 100% of his base salary, as determined by the FirstSun board of directors, with 20% of any earned bonus to be credited to his deferral account under our Deferred Compensation Plan. He is also eligible to participate in the equity and/or other long-term compensation plans established by the FirstSun board of directors and as determined by the FirstSun compensation committee. We also provide reimbursements to Mr. Cafera for reasonable expenses incurred in connection with his employment, and he is eligible to receive benefits under any employee benefit plans made available by us generally to executive officers.
Under the terms of his employment agreement, Mr. Cafera is subject to provisions related to non-competition and non-solicitation that generally preclude him, for a period of 24 months following his voluntary or involuntary termination, from, among other things, (a) competing with FirstSun or the Bank or otherwise being employed directly or indirectly in any capacity, including as a consultant, for any entity that offers any products or services that are substantially similar to those of FirstSun or the Bank, generally within any city, county or state in which FirstSun or the Bank has an office; (b) soliciting any business relation to purchase or sell any competing products or services; (c) soliciting for employment any person employed by FirstSun or the Bank within the 12 months preceding any employment, engagement or solicitation by him; or (d) urging any person or entity to reduce its business with FirstSun or the Bank.
Upon certain qualifying terminations of employment, any unvested portion of Mr. Cafera’s outstanding options or other incentive compensation or equity-based awards (including but not limited to phantom equity, or cash or stock payouts under the LTIPs) will immediately fully vest as of the date of termination. Additionally, awards issued pursuant to the LTIPs (or any successor plan) shall vest at such dollar value (for cash-based awards) or at such number of performance share units (for equity-based awards) as determined by FirstSun’s compensation committee (or its delegate), in its sole and good faith discretion, based on the level of achievement of any Bank Performance Measures (as defined in the LTIPs) as of the date of such qualifying termination and subject to adjustments (e.g., accounting for transaction expenses) to such Bank Performance Measures as the compensation committee (or its delegate) determines are necessary to carry out their original intent and in a manner that does not materially adversely affect the executive; provided that with respect to any LTIP award for which achievement of the applicable Bank Performance Measures for the full performance period cannot be objectively measured as of immediately prior to any such qualifying termination, such LTIP award will be earned as of such termination at the greater of 100% of target level and the level achieved based on actual performance determined through the last practicable date prior to such termination, as determined by the compensation committee.
The terms of Mr. Cafera’s employment agreement also entitle him to certain severance benefits upon certain termination events, as described below under “Potential Payments Upon Termination or Change in Control.”
Annual Bonus Payments
Annual bonus compensation is an integral component of our total compensation program that links executive decision-making and performance with our annual strategic objectives. Mr. Arnold, Mr. Cafera, and Ms. Frazier participated in our annual bonus program in 2023 and 2024.
In 2023 and 2024, the board of directors, in consultation with our Chief Executive Officer, determined that the potential management incentive pool would be funded based on our achievement of the following corporate performance metrics: noninterest income, net income, total deposits, return on assets, and return on tangible equity.
Once the funding for the potential management incentive pool was established, each executive’s individual performance was measured and their incentive payment was determined based on the executive’s achievement of the following individual performance metrics, as determined by our compensation committee: upholding our company culture (15%); success in talent management (35%); and achievement of individual goals (50%). In addition, the board determined that any executive that received a bonus payment equal to 25% of their targeted bonus amount or above would automatically have 20% of their bonus payment deferred into our Deferred Compensation Plan, which amount remains subject to claw back for two years (inclusive of the year in which the bonus was derived) and is subject to forfeiture upon termination of employment.
In 2023, based on the board’s assessment of the Company’s performance and their individual performance, each of Mr. Arnold, Mr. Cafera, and Ms. Frazier received an annual bonus equal to approximately 93% of their respective base salary. In 2024, based on the board’s assessment of the Company’s performance and their individual performance, each of Mr. Arnold and Mr. Cafera received an annual bonus equal to approximately 116% of their respective base salary and Ms. Frazier received an annual bonus equal to approximately 89% of her base salary.
Equity and Long-Term Incentive Plans
We use equity and long-term incentive plans (“LTIP Plans”) to attract and retain highly-qualified key management employees and align the interests of those employees with the financial success of FirstSun. Mr. Arnold, Mr. Cafera, and Ms. Frazier each participate in our LTIP Plans and have compensation from such participation reflected in the Summary Compensation Table. Awards issued to Mr. Arnold, Mr. Cafera, and Ms. Frazier are subject to a three-year performance period and, as a result, Mr. Arnold, Mr. Cafera, and Ms. Frazier received compensation related to their participation in the 2021 Long-Term Incentive Plan in Fiscal Year 2024 and received compensation related to their participation in the 2020 Long-Term Incentive Plan in Fiscal Year 2023.
2024 Special Restricted Stock Grants
In 2024, the compensation committee granted Mr. Arnold, Mr. Cafera, and Ms. Frazier special restricted stock awards (the “HomeStreet Awards”), the vesting of which were conditioned upon closing of our merger with HomeStreet, Inc. When the merger agreement was terminated in 2024, the HomeSteet Awards were cancelled, with no awards being made to either Mr. Cafera, Mr. Arnold or Ms. Frazier. The cancellation of the HomeStreet Awards would have resulted in the total compensation reported in the Summary Compensation Table for Mr. Arnold, Mr. Cafera, and Ms. Frazier to be reduced $4,000,010 for Mr. Arnold, $2,000,005 for Mr. Cafera, and $1,000,020 for Ms. Frazier.
2024 Long-Term Incentive Plan Awards
For 2024, the compensation committee granted Mr. Cafera and Ms. Frazier two 2024 LTIP awards under the FirstSun Capital Bancorp Long-Term Incentive Plan (the “2022 LTIP”), consisting of a cash award and performance share units entitling the executive to receive a number of shares of FirstSun common stock (PSUs), with the amount of cash or number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified company performance measures (each, a “Bank Performance Measure” and collectively, the “Bank Performance Measures”). For 2024, the compensation committee granted Mr. Arnold a single 2024 LTIP award under the 2022 LTIP consisting solely of PSUs with the number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified Bank Performance Measures. For the 2024 PSU awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Units” (listed in the table below as “Threshold Units”); for target performance, the Realized Value will be 100% of Target Units; and for stretch performance, the Realized Value will be 150% of Target Units (listed in the table below as “Stretch Units”). For 2024 cash awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Value” (listed in the table below as “Threshold Value”); for target performance, the Realized Value will be 100% of the Target Value; and for stretch performance, the Realized Value will be 150% of the Target Value (listed as “Stretch Value” in the table below).
For 2024, the Threshold Units, Target Units and Stretch Units of Mr. Arnold’s, Mr. Cafera’s, and Ms. Frazier’s Unit-based 2024 LTIP awards were as follows:

Name	Threshold Units	Target Units	Stretch Units

Neal E. Arnold	21,831	43,662	65,493
Robert A. Cafera, Jr.	4,225	8,451	12,676
Laura J. Frazier	2,958	5,915	8,873
For 2024, the Threshold Value, Target Value, and Stretch Value of Mr. Cafera’s and Ms. Frazier’s 2024 cash award were as follows:

Name	Threshold Value	Target Value	Stretch Value

Robert A. Cafera, Jr.	$100,000	$200,000	$300,000
Laura J. Frazier	$70,000	$140,000	$210,000
Because the 2024 LTIP cash awards have a three year Performance Period, no amounts were earned for Mr. Cafera or Ms. Frazier in 2023 or 2024, and, therefore, no amounts are reflected under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2023 or 2024. For 2024, the amounts in the Stock Awards column are the aggregate grant date fair values of the 2024 PSU awards computed in accordance with FASB ASC Topic 718. The Realized Value of each executive’s 2024 LTIP awards may be more than the Threshold Units or Threshold Value (as applicable), more or less than the Target Units or Target Value (as applicable), or less than the Stretch Units or Stretch Value (as applicable) and will depend on the level at which we achieve the Bank Performance Measures, each as measured at the end of the Performance Period.
The 2024 PSU awards will be paid in shares of FirstSun common stock within 45 days following the end of the three-year Performance Period, and the 2024 cash awards will be paid in a lump sum cash payment within 45 days following the end of the three-year Performance Period, in each case provided that the executive remains an employee in good standing of FirstSun or Sunflower Bank through the payment date, subject to certain exceptions.
The Bank Performance Measures designated by the board in 2024 are included in the table below. The board established threshold, target and stretch performance goals for each of the metrics, with threshold representing the minimum level of performance for which the executive officer will earn the applicable 2024 LTIP award. If performance is below the threshold level for one of the Bank Performance Measures, the executive officer will not earn an award for that metric; however, the executive officer will earn an award for the other metric if the threshold performance level is achieved. If performance exceeds the stretch level for any Bank Performance Measure, the executive officer will not earn a further award above the stretch incentive for such metric. Actual performance between threshold, target and stretch performance levels is interpolated between the two levels of achievement.

Bank Performance Metric	Weighting	Explanation

Annual Growth in Revenues Per Share	50%	Revenues means net interest income plus total noninterest income as reported by FirstSun, on a fully diluted share equivalent calculation.
Annual Growth in Tangible Book Value Per Share	50%	Tangible Book Value means total stockholders’ equity (excluding accumulated other comprehensive income) less goodwill and intangible assets. Intangible assets does not include mortgage servicing rights. Any impact to total stockholders’ equity from cash dividends to stockholders is also excluded.
The board has the ability to reduce the Bank Performance Measures by up to 50% if our credit risk profile deteriorates, as measured against a group of peer institutions. In addition, if during the Performance Period, we engage in a merger or other corporate restructuring that impacts our performance, the board may make such equitable adjustments following the closing of the transaction as necessary to preserve the original intent of the award and avoid material dilution or enlargement.
2023 Long-Term Incentive Plan Awards
In 2023, the compensation committee granted Mr. Cafera and Ms. Frazier two 2023 LTIP awards under the 2022 LTIP, consisting of a cash award and performance share units entitling the executive to receive a number of shares of FirstSun common stock (PSUs), with the amount of cash or number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified company performance measures (each, a “Bank Performance Measure” and collectively, the “Bank Performance Measures”). In 2023, the compensation committee granted Mr. Arnold a single 2023 LTIP award under the 2022 LTIP consisting solely of PSUs with the number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified Bank Performance Measures. For the 2023 PSU awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Units” (listed in the table below as “Threshold Units”); for target performance, the Realized Value will be 100% of Target Units; and for stretch performance, the Realized Value will be 150% of Target Units (listed in the table below as “Stretch Units”). For 2023 cash awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Value” (listed in the table below as “Threshold Value”); for target performance, the Realized Value will be 100% of the Target Value; and for stretch performance, the Realized Value will be 150% of the Target Value (listed as “Stretch Value” in the table below).
For 2023, the Threshold Units, Target Units and Stretch Units of Mr. Arnold’s, Mr. Cafera’s, and Ms. Frazier’s Unit-based 2023 LTIP awards were as follows:

Name	Threshold Units	Target Units	Stretch Units

Neal E. Arnold	25,000	50,000	75,000
Robert A. Cafera, Jr.	4,286	8,571	12,857
Laura J. Frazier	3,214	6,429	9,643
For 2023, the Threshold Value, Target Value, and Stretch Value of Mr. Cafera’s and Ms. Frazier’s 2023 cash award were as follows:

Name	Threshold Value	Target Value	Stretch Value

Robert A. Cafera, Jr.	$80,000	$160,000	$240,000
Laura J. Frazier	$60,000	$120,000	$180,000
Because the 2023 LTIP cash awards have a three year Performance Period, no amounts were earned for Mr. Cafera and Ms. Frazier in 2023 or 2024, and, therefore, no amounts are reflected under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2023 or 2024. For 2023, the amounts in the Stock Awards column are the aggregate grant date fair values of the 2023 PSU awards computed in accordance with FASB ASC Topic 718. The Realized Value of each executive’s 2023 LTIP awards may be more than the Threshold Units or Threshold Value (as applicable), more or less than the Target Units or Target Value (as applicable), or less than the Stretch Units or Stretch Value (as applicable) and will depend on the level at which we achieve the Bank Performance Measures, each as measured at the end of the Performance Period.
The 2023 PSU awards will be paid in shares of FirstSun common stock within 45 days following the end of the three-year Performance Period, and the 2023 cash awards will be paid in a lump sum cash payment within 45 days following the end of the three-year Performance Period, in each case provided that the executive remains an employee in good standing of FirstSun or Sunflower Bank through the payment date, subject to certain exceptions.
The Bank Performance Measures designated by the board in 2023 are included in the table below. The board established threshold, target and stretch performance goals for each of the metrics, with threshold representing the minimum level of performance for which the executive officer will earn the applicable 2023 LTIP award. If performance is below the threshold level for one of the Bank Performance Measures, the executive officer will not earn an award for that metric; however, the executive officer will earn an award for the other metric if the threshold performance level is achieved. If performance exceeds the stretch level for any Bank Performance Measure, the executive officer will not earn a further award above the stretch incentive for such metric. Actual performance between threshold, target and stretch performance levels is interpolated between the two levels of achievement.

Bank Performance Metric	Weighting	Explanation

Annual Growth in Revenues Per Share	50%	Revenues means net interest income plus total noninterest income as reported by FirstSun, on a fully diluted share equivalent calculation.
Annual Growth in Tangible Book Value Per Share	50%	Tangible Book Value means total stockholders’ equity (excluding accumulated other comprehensive income) less goodwill and intangible assets. Intangible assets does not include mortgage servicing rights. Any impact to total stockholders’ equity from cash dividends to stockholders is also excluded.
The board has the ability to reduce the Bank Performance Measures by up to 50% if our credit risk profile deteriorates, as measured against a group of peer institutions. In addition, if during the Performance Period, we engage in a merger or other corporate restructuring that impacts our performance, the board may make such equitable adjustments following the closing of the transaction as necessary to preserve the original intent of the award and avoid material dilution or enlargement.
2022 Long-Term Incentive Plan
Our 2022 Long-Term Incentive Plan, which we refer to as the “2022 LTIP,” was adopted by the FirstSun board of directors effective April 1, 2022, and is intended to serve as an ongoing plan for future years. The 2022 LTIP permits the compensation committee, with input from our Chief Executive Officer, to make awards in the form of cash and/or equity to be issued under our equity incentive plans, to become payable upon achievement over a three-year performance period (the “Performance Period”) of such company and individual performance measures as the compensation committee shall designate. For 2022, the compensation committee granted Mr. Cafera and Ms. Frazier two 2022 LTIP awards, consisting of a cash award and performance share units entitling the executive to receive a number of shares of FirstSun common stock (PSUs), with the amount of cash or number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified company performance measures (each, a “Bank Performance Measure” and collectively, the “Bank Performance Measures”). For 2022, the compensation committee granted Mr. Arnold a single 2022 LTIP award consisting solely of PSUs with the number of shares that becomes payable at the end of the applicable Performance Period (“Realized Value”) to be based on the level of achievement of specified Bank Performance Measures. For the 2022 PSU awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Units” (listed in the table below as “Threshold Units”); for target performance, the Realized Value will be 100% of Target Units; and for stretch performance, the Realized Value will be 150% of Target Units (listed in the table below as “Stretch Units”). For 2022 cash awards, the Realized Value is based on the following formula: for threshold performance, Realized Value will be 50% of the “Target Value” (listed in the table below as “Threshold Value”); for target performance, the Realized Value will be 100% of the Target Value; and for stretch performance, the Realized Value will be 150% of the Target Value (listed as “Stretch Value” in the table below).
For 2022, the Threshold Units, Target Units and Stretch Units of Mr. Arnold’s, Mr. Cafera’s, and Ms. Frazier’s Unit-based 2022 LTIP awards were as follows:

Name	Threshold Units	Target Units	Stretch Units

Neal E. Arnold	20,896	41,791	62,687
Robert A. Cafera, Jr.	3,582	7,164	10,746
Laura J. Frazier	2,686	5,373	8,059
For 2022, the Threshold Value, Target Value, and Stretch Value of Mr. Cafera’s and Ms. Frazier’s 2022 cash award were as follows:

Name	Threshold Value	Target Value	Stretch Value

Robert A. Cafera, Jr.	$80,000	$160,000	$240,000
Laura J. Frazier	$60,000	$120,000	$180,000
Because the 2022 LTIP awards have a three year Performance Period, no amounts were earned in 2023 or 2024, and, therefore, no amounts are reflected under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2023 or 2024. The Realized Value of each executive’s 2022 LTIP awards may be more than the Threshold Units or Threshold Value (as applicable), more or less than the Target Units or Target Value (as applicable), or less than the Stretch Units or Stretch Value (as applicable) and will depend on the level at which we achieve the Bank Performance Measures, each as measured at the end of the Performance Period.
The 2022 PSU awards will be paid in shares of FirstSun common stock within 45 days following the end of the three-year Performance Period, and the 2022 cash awards will be paid in a lump sum cash payment within 45 days following the end of the three-year Performance Period, in each case provided that the executive remains an employee in good standing of FirstSun or Sunflower Bank through the payment date, subject to certain exceptions.
The Bank Performance Measures designated by the board in 2022 are included in the table below. The board established threshold, target and stretch performance goals for each of the metrics, with threshold representing the minimum level of performance for which the executive officer will earn the applicable 2022 LTIP award. If performance is below the threshold level for one of the Bank Performance Measures, the executive officer will not earn an award for that metric; however, the executive officer will earn an award for the other metric if the threshold performance level is achieved. If performance exceeds the stretch level for any Bank Performance Measure, the executive officer will not earn a further award above the stretch incentive for such metric. Actual performance between threshold, target and stretch performance levels is interpolated between the two levels of achievement. For 2022, the performance required to achieve threshold, target or stretch settlements is based on performance of FirstSun, adjusted on a pro forma basis to include the acquisition of Pioneer as if it were part of FirstSun starting January 1, 2021 (this acquisition was effective April 1, 2022).

Bank Performance Metric	Weighting	Explanation

Annual Growth in Revenues Per Share	50%	Revenues means net interest income plus total noninterest income as reported by FirstSun, on a fully diluted share equivalent calculation.
Annual Growth in Tangible Book Value Per Share	50%	Tangible Book Value means total stockholders’ equity (excluding accumulated other comprehensive income) less goodwill and intangible assets. Intangible assets does not include mortgage servicing rights. Any impact to total stockholders’ equity from cash dividends to stockholders is also excluded.
The board has the ability to reduce the Bank Performance Measures by up to 50% if our credit risk profile deteriorates, as measured against a group of peer institutions. In addition, if during the Performance Period, we engage in a merger or other corporate restructuring that impacts our performance, the board may make such equitable adjustments following the closing of the transaction as necessary to preserve the original intent of the award and avoid material dilution or enlargement.
2021 Long-Term Incentive Plan
Our 2021 Long-Term Incentive Plan (the “2021 LTIP”) was adopted by the FirstSun board effective April 1, 2021. The 2021 LTIP awards are unfunded, unsecured promises by FirstSun or Sunflower Bank to provide the participants with a cash payment equal to the “Realized Value” of their applicable award determined at the end of the three year performance period based on the following formula: (Target Value x Bank Performance Metrics) x (Individual Performance + Team Factor (0.50)).
The 2021 LTIP award agreements set forth the “Target Value” of each participant’s award, which is the expected future value of the award if the Bank Performance Metrics, as established by the board, are achieved at the target levels. The Target Value of Mr. Arnold and Mr. Cafera’s 2021 LTIP awards were $1.0 million and $400,000, respectively, and the Target Value of Ms. Frazier’s 2021 LTIP award was $300,000.
The Bank Performance Metrics designated by the board in 2021 are described in the table below. The board established threshold, target and stretch performance goals for each of the metrics, with threshold representing the minimum level of performance for which the executive officer will earn a payment. If performance is below the threshold level for one of the Bank Performance Metrics, the executive officer will not earn a payment for that metric; however, the executive officer will earn a payment for the other metric if the threshold performance level is achieved. Payments for achievement of the threshold, target and stretch performance levels are 50%, 100% and 150% of the Target Value, respectively. If performance exceeds the stretch level for any Bank Performance Metric, the executive officer will not earn a further incentive above the stretch incentive for such metric. Actual performance between threshold, target and stretch performance levels is interpolated between the two levels of achievement.

Bank Performance Metric	Weighting	Explanation

Cumulative Revenue	35%	Cumulative net interest income plus adjusted noninterest income over the Performance Period.[1]
Fee Income / Revenue	25%	Cumulative adjusted noninterest income over the Performance Period divided by Cumulative Revenue.[1]
Return on Assets	25%	Average of each fiscal year’s net income divided by average assets for the Performance Period.
Compound Tangible Book Value Growth	15%	Tangible book value (not per share) growth from the beginning of the Performance Period to the end using an annual rate of return calculation.
[1] Adjusted noninterest income will exclude extraordinary items, such as gains and losses on securities and other real estate owned.
Individual Performance under the 2021 LTIP means the value, which shall be no less than zero, determined by the Chief Executive Officer in his or her sole discretion, which reflects the participant’s contribution to the Company’s overall performance and efforts in building a sustainable growth company over the Performance Period. The “Team Factor” under the 2021 LTIP means the percentage used to calculate the Realized Value, which for the 2021 LTIP is 50% (0.50) for purposes of calculation.
The performance period for the 2021 LTIP ended on March 31, 2024 with the associated compensation paid in the second quarter of 2024. Receipt of compensation was conditioned upon the participant remaining an employee in good standing of FirstSun or Sunflower Bank, which each of Mr. Arnold, Mr. Cafera, or Ms. Frazier satisfied. Using the metrics described above, Mr. Arnold received $1,021,000, Mr. Cafera received $408,400 and Ms. Frazier received $306,300 in connection with their participation in the 2021 LTIP. These amounts are reflected under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2024.
2020 Long-Term Incentive Plan
Our 2020 Long-Term Incentive Plan, which we refer to as the “2020 LTIP,” was adopted by the FirstSun board effective April 1, 2020. Awards under the 2020 LTIP consisted of “LTIP Units” which are unfunded, unsecured promises by FirstSun or Sunflower Bank to provide a participant with a cash payment equal to the tangible book value of one share of FirstSun common stock, subject to the terms of the 2020 LTIP and the participant’s award agreement. All awards under the 2020 LTIP have an assigned future value, which we refer to as the “Target Value.” The Target Value is used to determine the number of LTIP Units awarded to the participant based upon the expected tangible book value of our common stock on the date that the participant becomes 100% vested in his or her award. The final value of the LTIP Units will be based on our tangible book value per share determined on the last day of each plan year. In April 2020, Mr. Arnold and Mr. Cafera were granted LTIP Units with a Target Value of $1.0 million and $400,000 respectively, and Ms. Frazier was granted an LTIP with a Target Value of $300,000. These awards will have a minimum value on the vesting date of no less than 80% of the Target Value and a maximum value of no more than 120% of the Target Value, as reflected in the following table.
The 2020 LTIP awards granted to Mr. Arnold and Mr. Cafera were each subject to a three-year performance period which ended on March 31, 2023 with associated compensation paid in the second quarter of 2023. Receipt of compensation was conditioned upon the participant remaining an employee in good standing of FirstSun or Sunflower Bank, which both Mr. Arnold and Mr. Cafera satisfied. Mr. Arnold received $1,128,961, Mr. Cafera received $451,584 and Ms. Frazier received $338,688 in connection with their participation in the 2020 LTIP. These amounts are reflected under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2023.
Deferred Compensation Plan
Our named executive officers have the opportunity to participate in our Deferred Compensation Plan which allows them to defer a portion of their taxable earnings (including annual salaries, commissions, LTIP and annual bonus, and other taxable amounts) until a later specified date. In addition, FirstSun can, in its sole discretion, with respect to any plan year, make contributions on behalf of any or all participants of the plan. Each participant may elect that his or her account be adjusted for gains and losses as if invested in one or more investment options made available by FirstSun in its discretion. Participants who fail to make an investment election are deemed to have elected to have their account adjusted to reflect the gains and losses of a Vanguard Target Date Retirement Fund with the target date nearest to the date the participant will attain age 65.

A participant may elect to receive a distribution of his or her plan account in a lump sum or installments in the event of a change in control of FirstSun, termination of employment, retirement, death, disability or a specified date as elected in the participant’s enrollment form, or earlier upon a severe financial hardship. Payments to our named executive officers may be delayed for a period of six months pursuant to the “specified employee delay’ rules under Section 409A of the Code. Amounts deferred within the two years prior to the participant’s termination of employment for any reason are subject to clawback and forfeiture.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides a summary of unexercised stock option awards outstanding and Performance Stock Units (“PSUs”) which have not vested and other equity incentive plan awards outstanding as of December 31, 2024 for the named executive officers. The vesting provisions applicable to each outstanding option and performance based stock award is described in the footnotes to the following table.

	Option Awards				Stock Awards
	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested[1,2,3]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested
Mollie H. Carter[4]	—	—	$—	—	—	$—	—	$—
Neal E. Arnold	187,590	—	$20.49	2/14/2028	—	$—	135,453	$5,424,893
Robert A. Cafera, Jr.	135,952	—	$19.72	7/20/2027	—	$—	24,186	$968,649
Laura J. Frazier	55,514	—	$19.72	7/20/2027	—	$—	17,717	$709,566
[1] Awards of 41,791 (Arnold), 7,164 (Cafera) and 5,373 (Frazier) vest on the third anniversary of the grant date, April 29, 2025.
[2] Awards of 50,000 (Arnold), 8,571 (Cafera) and 6,429 (Frazier) vest on the third anniversary of the grant date, March 31, 2026.
[3] Awards of 43,662 (Arnold), 8,451 (Cafera) and 5,915 (Frazier) vest on the third anniversary of the grant date, March 31, 2027.
4 In 2024, Ms. Carter exercised 196,375 options and acquired 196,375 shares on exercise. The value realized on exercise was $2,998,646.

Potential Payments Upon Termination or Change in Control
Named Executive Officer Employment Agreements
Mr. Arnold’s and Mr. Cafera’s employment agreement each includes provisions entitling him to certain severance payments upon termination of employment, including in certain circumstances following a change in control. If Mr. Arnold’s or Mr. Cafera’s employment is terminated without “Cause” or at his election for “Good Reason,” each as defined in his employment agreement, each is entitled to receive:
•the amount of his target annual bonus (100% of base salary) for the fiscal year that includes his termination, payable in a lump sum within 30 days;
•subject to his execution of a general release:
◦a lump sum within 65 days equal to (a) 24 months of base salary and target annual bonus, plus (b) 18 months of COBRA premiums;
◦full vesting of his account under our Deferred Compensation Plan; and
◦except where termination for Good Reason is triggered by his decision not to renew his employment agreement,
▪full vesting of any outstanding options or other incentive compensation or equity-based awards, and
▪the right to elect to cancel any outstanding options granted to him under his initial option grant in return for a payment of their spread value (i.e., the difference between the aggregate fair market value and the aggregate exercise price) as of the date of his election. The “initial option grant” refers to the option grant of 187,590 options made to Mr. Arnold on January 31, 2018 and the option grant of 135,952 options made to Mr. Cafera on July 20, 2017. If the executive fails to timely make an election to cancel such options, the options will remain outstanding and exercisable until 18 months following such termination or, if earlier, the end of the initial option grant’s original term (i.e., January 31, 2028 for Mr. Arnold and July 20, 2027 for Mr. Cafera).
Mr. Arnold’s and Mr. Cafera’s employment agreements further clarify that the “other incentive compensation or equity-based awards” that become vested (as described above) include the cash and performance-based stock awards made under our LTIP Plans, with vesting of performance-based stock awards to be determined by the compensation committee of the FirstSun board based on the level of achievement of Bank Performance Measures as of the date of the executive’s termination, subject to adjustments, such as to account for transaction expenses, as the compensation committee determines are necessary to carry out the original intent of the award and in a manner that does not materially adversely affect the executive. If the compensation committee determines that the level of achievement of Bank Performance Measures cannot be objectively measured as of the executive’s termination date, then vesting will occur at the greater of target or the level achieved based on actual performance through the last practicable date prior to the executive’s termination.
If the total amounts due to Mr. Arnold or Mr. Cafera in connection with a change in control exceed the parachute payment limits imposed under Code Section 280G, such amounts are subject to reduction if a reduction would result in a better net benefit to the executive than if he were to incur an excise tax on his parachute payments.
Ms. Frazier Change In Control Severance Agreement
Ms. Frazier is a party to a Change In Control Severance Agreement (the “CIC Agreement”) that entitles her to certain severance payments upon termination of employment following a change in control. If Ms. Frazier’s employment is terminated without “Cause” or at her election for “Good Reason,” each as defined in her CIC Agreement within one year following a change in control, she is entitled to receive:
•all unpaid compensation (other than bonuses) that has accrued through her termination date and any unused and accrued vacation/paid time off, in a lump sum payment no later than 30 days following the termination date;
•any benefits she may be entitled pursuant to the Company’s benefit plans;
•any unpaid cash bonus payments earned and payable with respect to any bonus period ending prior to the termination date;
•severance compensation in a total amount equal to 24 months of base salary and annual bonus (at her then-current base salary rate and targeted annual bonus for the year of termination, plus 18 months of COBRA premiums in effect as of the termination date, which total amount will be paid in a lump sum within 65 days after the date of such termination, subject to Ms. Frazier entering into a release and compliance with 409A; and
•full vesting of any unvested portion of the outstanding options or other equity-based awards in accordance with the terms of the applicable award agreement.
If the total amounts due to Ms. Frazier in connection with a change in control exceed the parachute payment limits imposed under Code Section 280G, such amounts are subject to reduction if a reduction would result in a better net benefit to the executive than if she were to incur an excise tax on his parachute payments.
Long-Term Incentive Plans
Under our LTIP Plans, if a named executive officer terminates his or her employment prior to the third anniversary of the grant date due to his or her retirement, death, disability, or involuntary termination without cause, the award will vest on a pro-rata schedule based on the number of full plan years following the grant date that the executive remained an employee.
The 2024 LTIP, 2023 LTIP and 2022 LTIP award agreements PSUs issued to executive officers under our 2021 Equity Incentive Plan vest on the third anniversary of the grant date, subject to the achievement of the Bank Performance Measures. Under Mr. Arnold’s and Mr. Cafera’s employment agreements, if the executive officer is terminated without “cause” or the executive officer terminates his employment for “good reason” (as each such term is defined in the applicable employment agreement), except where such termination is triggered by the executive officer’s decision not to renew his employment agreement, any unvested portion of these PSUs will immediately vest as of the date of such termination. Amendments were made to Mr. Arnold’s and Mr. Cafera’s employment agreements in March 2023 to clarify that vesting of performance-based equity awards (such as these PSUs) made under the LTIPs (or any successor plan) will be based on the level of achievement of any Bank Performance Measures (as defined in the LTIPs) as of the date of such termination, as determined by our compensation committee and subject to adjustments (e.g., accounting for transaction expenses) to such Bank Performance Measures as the compensation committee (or its delegate) determines are necessary to carry out their original intent and in a manner that does not materially adversely affect the executive. If, however, the compensation committee determines that achievement of the applicable Bank Performance Measures for the full performance period cannot be objectively measured as of such termination, vesting will occur at the greater of 100% of target level and the level achieved based on actual performance determined through the last practicable date prior to such termination. The foregoing full vesting supersedes the standard provisions in our form PSU awards, which provided that if the participant terminates without “cause” (as defined in the LTIP) within 12 months following a change in control and is otherwise determined to be “in good standing”, unless the award was continued or assumed on substantially the same terms by the surviving or acquiring entity, the PSUs will vest pro rata based on whole one-year periods completed following date of grant and our compensation committee’s determination of the level of achievement of the applicable Performance Measures as of the end of the most recent calendar month or quarter, as designated by the compensation committee. Under Ms. Frazier’s CIC Agreement, she is entitled to full vesting of any unvested portion of the outstanding equity-based awards in accordance with the terms of the applicable award agreement.
Equity Incentive Plan
All outstanding stock options issued to our executive officers under our Equity Incentive Plans were issued pursuant to awards providing that they vest ratably over a four year period on each anniversary of the grant date, and all such outstanding stock options are currently vested in full. Pursuant to the applicable award agreements, except where termination is for “cause” (as defined in the Equity Incentive Plan) or, in the case of Mr. Arnold or Mr. Cafera, the termination is due to the executive officer’s decision not to renew his employment agreement, these outstanding vested stock options will continue under their current terms even following the executive officer’s termination of employment and service with FirstSun and its subsidiaries, provided that they will be cancelled if not exercised within 3 months following such termination, or in the case of death or disability within 12 months following such termination, or if earlier the original expiration of their term. However, in the first calendar year in which the executive officer is no longer employed with the FirstSun or its subsidiaries due to a termination of his or her employment and service with FirstSun and its subsidiaries without “cause” or for “good reason” (as each such term is defined in the applicable employment agreement or the applicable award agreement), the executive officer may elect to cancel each such option that remains outstanding but unexercised in return for an immediate payment equal to the difference between the aggregate fair market value of a share and the aggregate exercise price. If the executive officer fails to timely make an election to cancel his or her outstanding shares, the options will continue to remain outstanding and exercisable for a period of 18-months following the termination, or if earlier, the original option term. In the event of a change in control, unless each of the executive officers’ outstanding stock option awards are assumed, continued or a similar award is substituted by the surviving or acquiring entity, our board may choose to either cancel the award in exchange for a payment to the executive officer of its value or allow the executive officer a limited period of time to exercise the option and any unexercised options will terminate.
Clawback Policy
As required under SEC and NASDAQ rules, the board of directors approved an Incentive Compensation Recovery Policy. The policy generally requires recovery of any erroneously awarded incentive-based compensation (calculated based on the error that was subsequently corrected in an accounting restatement), regardless of any misconduct or knowledge of the officer who received the compensation. But recovery is generally not required if the compensation was received before the person began serving as an officer, or the person did not serve as an officer at any time during clawback period. A clawback will be triggered by both a “Big R” restatement — one that corrects an error in previously issued financial statements that is material to the previously issued financial statement and requires a Form 8-K filing — as well as a “little r” restatement — one that corrects an error that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period and generally does not require filing a Form 8-K. Our clawback policy also provides our board of directors discretion to clawback any incentive compensation paid to an officer if the board determines it is just, practical, equitable, and in the best interests of the Company to do so, regardless of whether the Company is required to prepare a “Big R” restatement or “little r” restatement.

Compensation of Directors for Fiscal Year 2024
We do not pay our “inside” employee-directors any additional compensation for their service as directors. For their service in 2024, we paid our non-employee directors the following cash fees:
•a Company director service fee of $35,000 ($8,750 payable quarterly);
•a Bank director service fee of $20,000 ($5,000 payable quarterly);
•an Audit Committee Chair fee of $20,000 ($5,000 payable quarterly to Ms. Elving);
•a Compensation and Succession Committee Chair fee of $15,000 ($3,750 payable quarterly to Ms. Merdian);
•a Nominating and Governance Committee Chair fee of $10,000 ($2,500 payable quarterly to Mr. Levy);
•a Risk Committee Chair fee of $15,000 ($3,750 payable quarterly to Ms. Cunningham); and
•committee member fees of:
•$10,000 ($2,500 quarterly) to our Audit Committee members other than the Chair,
•$7,500 ($1,875 quarterly) to our Compensation and Succession Committee members other than the Chair,
•$5,000 ($1,250 quarterly) to our Nominating and Governance Committee members, other than the Chair, and
•$7,500 ($1,875 quarterly) to our Risk Committee members, other than the Chair.
Director fees are paid each quarter in advance and are paid based on service for next quarter.
We also grant our non-employee directors annual equity awards in the form of restricted stock units. These awards vest on the first anniversary of the grant date. The grant date of the 2024 equity awards was March 29, 2024, and these awards will vest on March 29, 2025.
The following table sets forth the compensation paid to each of our non-employee directors in 2024:

Name and Principal Position	Fees Earned or Paid in Cash[1]	Stock Awards[2]	Option Awards	All other Compensation	Total
Isabella Cunningham[3]	$73,125	$60,000	$—	$—	$133,125
Beverly O. Elving[3]	79,875	60,000	—	—	139,875
Kevin T. Hammond[4]	35,000	40,000	—	—	75,000
Paul A. Larkins[4]	35,000	40,000	—	—	75,000
David W. Levy[3]	83,250	60,000	—	—	143,250
Diane L. Merdian[3]	85,000	60,000	—	—	145,000
John S. Fleshood[5]	—	—	—	—	—
[1] None of our directors have elected to defer compensation.
[2] The amounts represent the grant date fair value for equity awards in accordance with ASC 718 — “Compensation-Stock Compensation.” A discussion of the assumptions used in calculating the values may be found in Note 1 of our audited financial statements included in our 2024 Annual Report on Form 10-K.

[3] Total unvested restricted stock units held by such director at December 31, 2024 was 1,677, which includes the restricted awards granted in 2024 for Company and Bank board service.
[4] Total unvested restricted stock units held by such director at December 31, 2024 was 1,118, which includes the restricted awards granted in 2024 for Company board service.
5 Mr. Fleshood joined the Company and Bank boards on March 5, 2025; he did not receive director compensation in 2024.

Compensation-Related Governance Policies
Common Stock Ownership and Retention Guidelines for Our Chief Executive Officer
In order to align the interests of our chief executive officer with our stockholders, we have adopted a policy that requires our chief executive officer to develop a significant equity stake in the company. The Nominating and Governance Committee is responsible for monitoring compliance with these stock ownership and retention guidelines.
Under the policy, our chief executive officer must acquire and hold shares of our common stock equal in value to at least five times his or her annual base salary. If the officer acquires share of common stock under our equity-based incentive plans he or she must hold at least 100% of all net after-tax acquired shares until these stock ownership guidelines are satisfied. The following share types are included under these guidelines: shares directly owned, family-owned shares, retirement plan shares and unvested time-based restricted stock. Stock options that are unexercised, regardless of their vesting status and in-the-money value, are not counted toward satisfaction of these guidelines. Unvested performance-based restricted stock is also not counted toward stock ownership. Currently, our chief executive officer is in compliance with these guidelines.
Prohibitions on Hedging and Pledging
We consider it improper and inappropriate for our directors, officers and employees to engage in short-term or speculative transactions in our securities or in other transactions in our securities that may lead to inadvertent violations of the insider trading laws. Accordingly, under our Insider Trading Policy, we prohibit:
•trading in puts, calls or similar options on any of our securities or the sale of any of our securities “short”;
•hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow a director, officer or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock; and
•holding our securities in a margin account or pledging our securities as collateral for a loan.

PROPOSAL 2:
TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
General
Our stockholders are being asked to approve and adopt an Amended and Restated Certificate of Incorporation (the “Amended Certificate”) that, among other things, would declassify the board. Section 6.02 of our existing Amended and Restated Certificate of Incorporation (our “Current Certificate”) currently provides that the board shall be divided into three classes, designated as Class I, Class II, and Class III, with members of each class of directors serving a three-year term. The classification of our board results in staggered elections, with a different class of directors standing for election each year.
In the past, the Company’s board of directors believed that a classified board structure served the best interests of the Company and its stockholders. Among other considerations, classified boards generally can provide for company and board continuity and stability, promote director independence that is less subject to management or outside influence, and inhibit coercive takeover tactics and special interest groups focused on short-term gain from taking rapid control of a company without giving its board the opportunity to negotiate the payment of an appropriate premium.
While the board continues to believe these are important considerations, the board also understands that the corporate governance best practices in recent years have moved away from classified boards in favor of electing all directors annually. As part of its ongoing responsibilities to monitor current developments in corporate governance and review and recommend changes to the Company’s governing documents, the board, upon the recommendation of the Nominating and Governance Committee of the board, evaluated the classified board structure and considered, among other things, that an annual election of all directors would provide our stockholders with greater opportunity to register their views at each annual meeting on the performance of the entire board over the prior year.
Declassification of the board, as provided in the Amended Certificate, would also have the effect of invalidating restrictions regarding the removal of directors by stockholders contained in our Bylaws. Under Delaware law, a provision in a Delaware corporation’s organizational documents that provides that a director may only be removed “for cause” by the stockholders is not valid if the corporation has a nonclassified board. As a result, if this Proposal 2 is approved by our stockholders and the Amended Certificate is adopted, the provision in the Company’s Bylaws providing that a director may only be removed from office by the stockholders for cause will no longer be valid and, instead, our stockholders will have the ability to remove a director from the board with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors. If this Proposal 2 is approved by our stockholders and the Amended Certificate is adopted, including the amendments to declassify the board, the Company intends to make certain conforming amendments to the Company’s Bylaws (see Proposal 5).
The description of the proposed Amended Certificate and the amendments to our certificate of incorporation proposed by this Proposal 2 is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Certificate of Incorporation attached as Appendix A which is marked to show all amendments to the Current Certificate being submitted to our stockholders at the annual meeting , with deletions indicated by strike-outs and additions indicated by underlining.
The Proposal
On February 19, 2025, upon recommendation of the Nominating and Governance Committee of the board, the board unanimously approved and adopted, subject to stockholder approval, a proposed Amended and Restated Certificate of Incorporation that, among other things, eliminates the board’s classified structure. The Amended Certificate also reflects certain amendments to Article VII (Corporate Opportunities) of the Current Certificate to remove references to the Stockholders’ Agreement. The Stockholders’ Agreement was terminated in its entirety as of February 21, 2025 and, as a result, it is no longer necessary for the Company’s certificate of incorporation to include references to the Stockholders’ Agreement. The board has approved and is recommending that our stockholders approve the removal of references to the Stockholders’ Agreement in Article VII of the Current Certificate in light of the termination of the Stockholders’ Agreement.
If this Proposal 2 is approved by our stockholders and the Amended Certificate is adopted, the annual election of all directors would be phased in over a three-year period, commencing at the 2026 annual meeting of stockholders. Declassification would not result in the curtailment of any director’s term of office. Rather, all current directors, including the directors elected at the annual meeting to serve for three-year terms expiring at the 2028 annual meeting of stockholders, would complete their present three-year terms. Directors whose terms expire at the 2026 and 2027 annual meetings of stockholders would be nominated for election for one-year terms. Beginning with the 2028 annual meeting of stockholders, all director nominees would be nominated for election for one-year terms.
The amendments proposed by this Proposal 2 are not conditioned upon approval of any of the other proposals to amend the Company’s certificate of incorporation in this proxy statement. As described in this proxy statement, we are submitting, and our board unanimously recommends that you vote “FOR,” three separate proposals to amend our Current Certificate (collectively, the “Certificate Amendment Proposals”): Proposal 2 to declassify the board; Proposal 3 to eliminate supermajority voting requirements for certain amendments to the Company’s Certificate of Incorporation; and Proposal 4 to permit the Company’s stockholders to amend the Company’s bylaws by a majority approval. If all three board-recommended Certificate Amendment Proposals are approved by our stockholders, all the changes contained in the Amended Certificate attached to this proxy statement as Appendix A will be made. However, approval of each Certificate Amendment Proposal is not contingent on approval of the others. If this Proposal 2 is approved by our stockholders but the other Certificate Amendment Proposals are not approved, then only the amendments to Article VI (Board of Directors) and Article VIII (Corporate Opportunities) of our Current Certificate as set forth in Appendix A will be made.
If approved by our stockholders, the Amended Certificate, reflecting all Certificate Amendment Proposals approved by our stockholders, would become effective upon the filing of such Amended Certificate with the Secretary of State of the State of Delaware.
If this Proposal 2 is not approved by our stockholders but one or more other Certificate of Amendment Proposals is approved, then the amendment to Article VI (Board of Directors) of our Current Certificate as set forth in Appendix A will not be made and the board will remain classified with our directors continuing to serve three-year terms. If none of the Certificate Amendment Proposals are approved by our stockholders, then our Current Certificate will remain in effect, and the board will remain classified with our directors continuing to serve three-year terms.
Stockholder Vote Required
Approval of this proposal requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting. Abstention will be counted as a vote present in person or by proxy at the annual meeting and entitled to vote on the proposal and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also be counted as a vote “AGAINST” the proposal.
The board of directors recommends that you vote “FOR” this proposal.

PROPOSAL 3:
TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS FOR CERTAIN AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION
General
Our stockholders are being asked to adopt the Amended Certificate that, among other things, would eliminate the supermajority voting requirement to amend certain provisions of the Company’s Certificate of Incorporation. Article IX of our Current Certificate requires amendments to Articles VI (Board of Directors), VIII (Corporate Opportunities), and X (Amendment of Bylaws) of the Company’s Certificate of Incorporation be approved by stockholders representing at least sixty-six and two thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote with respect to such amendment(s). We are seeking stockholder approval to eliminate this supermajority stockholder approval requirement from our Current Certificate and replace the supermajority voting requirement with a reduced majority voting requirement; provided, however, that amendments to Articles VII (Limitation of Liability and Indemnification) and IX (Amendment of Articles of Incorporation) will continue to require the approval of stockholders representing at least sixty-six and two thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote with respect to such amendment(s).
The description of the proposed Amended Certificate and the amendments to our certificate of incorporation proposed by this Proposal 3 is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Certificate of Incorporation attached as Appendix A which is marked to show all amendments to the Current Certificate being submitted to our stockholders at the annual meeting , with deletions indicated by strike-outs and additions indicated by underlining.
The Proposal
Consistent with our board’s regular review of corporate governance principles and focus on promoting certain governance best practices, on February 19, 2025, the board unanimously approved and adopted, subject to stockholder approval, a proposed Amended and Restated Certificate of Incorporation that, among other things, eliminates the supermajority voting requirement to amend Articles VI (Board of Directors), VIII (Corporate Opportunities), and X (Amendment of Bylaws) of the Company’s Certificate of Incorporation. As required by our Current Certificate, by presenting this Proposal 3 for approval by our stockholders at the annual meeting, our board is seeking stockholder approval of an amendment to the Current Certificate that would amend Article IX of the Current Certificate to eliminate the requirement for a supermajority vote to amend Articles VI (Board of Directors), VIII (Corporate Opportunities), and X (Amendment of Bylaws) of the Company’s certificate of incorporation. The elimination of this supermajority voting requirement would have the effect of replacing the supermajority voting requirement to amend Articles VI, VIII, and X of the Company’s Certificate of Incorporation with a majority voting requirement.
The board recognizes that a majority voting standard for effecting changes to these provisions of the Company’s Certificate of Incorporation enhances our stockholders’ ability to participate in corporate governance and aligns the Company with recognized best practices in corporate governance.
If approved by our stockholders, the Amended Certificate reflecting the elimination of the supermajority vote requirement for stockholders to amend Articles, VI (Board of Directors), VIII (Corporate Opportunities), and X (Amendment of Bylaws) of the Company’s Certificate of Incorporation would become effective upon its filing with the Secretary of State of the State of Delaware.
The amendments proposed by this Proposal 3 is not conditioned upon approval of any of the Certificate Amendment Proposals. If all three board-recommended Certificate Amendment Proposals are approved by our stockholders, including this Proposal 3, all the changes contained in the Amended Certificate attached to this proxy statement as Appendix A will be made. If this Proposal 3 is approved by our stockholders but the other Certificate Amendment Proposals are not approved, then only the amendments to Article IX (Amendment of Certificate of Incorporation) and Article VIII (Corporate Opportunities) of our Current Certificate as set forth in Appendix A will be made. If this Proposal 3 is not approved by our stockholders but one or more other Certificate of Amendment Proposals is approved, then the amendment to Article IX (Amendment of Certificate of Incorporation) of our Current Certificate as set forth in Appendix A will not be made and amendments to Articles, VI (Board of Directors), VIII (Corporate Opportunities), and X (Amendment of Bylaws) of the Company’s certificate of incorporation will continue to require a supermajority vote of the stockholders. If none of the Certificate Amendment Proposals are approved by our stockholders, then our Current Certificate will remain in effect.

Stockholder Vote Required
Approval of this proposal requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting. Abstention will be counted as a vote present in person or by proxy at the annual meeting and entitled to vote on the proposal and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also be counted as a vote “AGAINST” the proposal.
The board of directors recommends that you vote “FOR” this proposal.

PROPOSAL 4:
TO APPROVE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE COMPANY’S STOCKHOLDERS TO AMEND THE COMPANY’S BYLAWS BY A MAJORITY APPROVAL
General
Our stockholders are being asked to adopt the Amended Certificate that, among other things, would permit the Company’s stockholders to amend the Company’s bylaws by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote in the election of directors. Article X of our Current Certificate requires a supermajority vote of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote in the election of directors for our stockholders to amend the Company’s bylaws. We are seeking stockholder approval to eliminate the supermajority voting requirement for our stockholders to amend the Company’s Bylaws from our Current Certificate and replace the supermajority voting requirement with a reduced majority voting requirement.
The Company established the supermajority vote requirement for stockholders to amend the Company’s Bylaws at a time when the Company was subject to the Stockholders’ Agreement and implementing a supermajority approval requirement was necessary to protect the interests of the stockholders who were parties to the Stockholders’ Agreement by ensuring that fundamental changes to the Bylaws have the support of a broad consensus of all stockholders. The Stockholders’ Agreement has since been terminated, with such termination becoming effective on February 21, 2025. As a result of such termination, the board has considered whether such supermajority approval requirement remained necessary or appropriate.
The board is committed to good corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders. Given the implications of the termination of the Stockholders’ Agreement and after considering the advantages and disadvantages of requiring a supermajority vote for stockholders to amend the Company’s Bylaws, including through dialogue with the Company’s stockholders and review of current governance best practices, the board has determined it is in the best interests of the Company and its stockholders to amend the Current Certificate to eliminate the supermajority voting requirement for our stockholders to amend the Company’s Bylaws from our Current Certificate and replace it with a simple majority standard. Because approval of a majority of the voting power of the Company would still be required for the Company’s stockholders to amend the Company’s Bylaws, the board believes the proposed amendment affords sufficient protection of stockholder interests while allowing greater participation by the Company’s stockholders in corporate governance matters and further aligns the Company’s corporate governance documents and practices with prevailing corporate governance practices.
The description of the proposed Amended Certificate and the amendments to our certificate of incorporation proposed by this Proposal 4 is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Certificate of Incorporation attached as Appendix A which is marked to show all amendments to the Current Certificate being submitted to our stockholders at the annual meeting , with deletions indicated by strike-outs and additions indicated by underlining.
The Proposal
On February 19, 2025, upon recommendation of the Nominating and Governance Committee of the board, the board unanimously approved and adopted, subject to stockholder approval, a proposed Amended and Restated Certificate of Incorporation that, among other things, eliminates the supermajority voting requirement for our stockholders to amend the Company’s Bylaws from our Current Certificate and replace the supermajority voting requirement with a reduced majority voting requirement. The Amended Certificate also reflects certain amendments to Article VII (Corporate Opportunities) of the Current Certificate to remove references to the Stockholders’ Agreement. As a result of the termination of the Stockholders’ Agreement, it is no longer necessary for the Company’s certificate of incorporation to include references to the Stockholders’ Agreement. The board has approved and is recommending that our stockholders approve the removal of references to the Stockholders’ Agreement in Article VII of the Current Certificate in light of the termination of the Stockholders’ Agreement.
If approved by our stockholders, the Amended Certificate, reflecting all Certificate Amendment Proposals approved by our stockholders, including this Proposal 4, would become effective upon the filing of such Amended Certificate with the Secretary of State of the State of Delaware. The Company also intends to make certain conforming amendments to the Company’s Bylaws if this proposal is approved (see Proposal 5).

The amendments proposed by this Proposal 4 are not conditioned upon approval of any of the Certificate Amendment Proposals. If all three board-recommended Certificate Amendment Proposals are approved by our stockholders, including this Proposal 4, all the changes contained in the Amended Certificate attached to this proxy statement as Appendix A will be made. If this Proposal 4 is approved by our stockholders but the other Certificate Amendment Proposals are not approved, then only the amendments to Article X (Amendment of Bylaws) and Article VIII (Corporate Opportunities) of our Current Certificate as set forth in Appendix A will be made. If this Proposal 4 is not approved by our stockholders but one or more other Certificate of Amendment Proposals is approved, then the amendment to Article X (Amendment of Bylaws) of our Current Certificate as set forth in Appendix A will not be made and amendments to the Company’s bylaws made by our stockholders will continue to require a supermajority vote of the stockholders. If none of the Certificate Amendment Proposals are approved by our stockholders, then our Current Certificate will remain in effect.
Stockholder Vote Required
Approval of this proposal requires the affirmative vote of holders of at least two-thirds of the shares having voting power present in person or by proxy at the annual meeting. Abstention will be counted as a vote present in person or by proxy at the annual meeting and entitled to vote on the proposal and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also be counted as a vote “AGAINST” the proposal.
The board of directors recommends that you vote “FOR” this proposal.

PROPOSAL 5:
TO APPROVE AMENDED AND RESTATED BYLAWS WITH CHANGES TO CONFORM THE COMPANY’S BYLAWS TO THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
General
Our board, upon receiving the unanimous recommendation of the Nominating and Governance Committee, has approved, subject to approval by our stockholders, and recommends that our stockholders approve, amended and restated Bylaws. These amendments are intended to conform the Company’s Bylaws to the Company’s Amended and Restated Certificate of Incorporation that is also being submitted for stockholder approval at the annual meeting via the Certificate Amendment Proposals and to make certain other changes. The description of the proposed amendments is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the amended and restated Bylaws attached as Appendix B which are marked to show all amendments to the Company’s Bylaws being submitted to our stockholders at the annual meeting , with deletions indicated by strike-outs and additions indicated by underlining.
The Proposal
Our stockholders are being asked to adopt amended and restated Bylaws that, among other things, would amend the Company’s existing Bylaws (the “Current Bylaws”) to conform the Company’s Bylaws to the Company’s Amended and Restated Certificate of Incorporation that is also being submitted for stockholder approval at the annual meeting via the Certificate Amendment Proposals by making the following changes:
•eliminate provision in Article 3 classifying the board (see Proposal 2);
•eliminate the provision in Article 3 restricting the ability of our stockholders to remove a director only for cause (see Proposal 2); and
•eliminate the supermajority stockholder approval requirement in Article 8 to amend the Company’s Bylaws (see Proposal 4).
In addition, the proposed amendment to the Bylaws would also remove all references in the Current Bylaws to the terminated Stockholders’ Agreement, eliminate the requirement that the Company appoint a Chief Operating Officer, and make additional minor technical, typographical, and clarifying changes (collectively, the “non-material amendments”).
The board believes that each of these changes to the Company’s Bylaws are in the best interests of our stockholders and will serve to further align the Company’s corporate governance documents and practices with prevailing corporate governance practices.
The amendments to the Current Bylaws contemplated by this Proposal 5 are subject to, and conditioned upon, the approval of Proposal 2 and Proposal 4. If this Proposal 5 is approved by our stockholders but none of the Certificate Amendment Proposals are approved, our board will only implement the non-material amendments to the Bylaws.
If this Proposal 5 and Proposal 2 are approved by our stockholders but Proposal 4 is not approved, then our board will only implement the following amendments to the Company’s Bylaws reflected in Appendix B:
•eliminate provision in Article 3 classifying the board;
•eliminate the provision in Article 3 restricting the ability of our stockholders to remove a director only for cause; and
•the non-material amendments.
If this Proposal 5 and Proposal 4 are approved by our stockholders but Proposal 2 is not approved, then our board will only implement the following amendments to the Company’s Bylaws reflected in Appendix B:
•eliminate the supermajority stockholder approval requirement in Article 8 to amend the Company’s Bylaws; and
•the non-material amendments.

Stockholder Vote Required
Approval of this proposal requires the consent of holders of at least two-thirds of the outstanding shares of capital stock of the Company as of the record date. Abstention will be counted as a vote present in person or by proxy at the annual meeting and entitled to vote on the proposal and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also be counted as a vote “AGAINST” the proposal.
The board of directors recommends that you vote “FOR” this proposal.

PROPOSAL 6:
TO APPROVE AMENDED AND RESTATED BYLAWS WITH CHANGES TO ELIMINATE SUPERMAJORITY AND MAJORITY BOARD APPROVAL REQUIREMENTS FOR CERTAIN ENUMERATED ACTIONS
General
Our stockholders are being asked to adopt amended and restated Bylaws that, among other things, would eliminate provisions expressly requiring supermajority or majority board approval prior to the Company, or any subsidiary of the Company, taking certain enumerated actions. Section 3.03(i) of the Current Bylaws require, at all times prior to an initial public offering by the Company, that certain actions be approved by at least two-thirds (2/3) of the full board, including, among others, effecting a merger or other similar business combination transaction; the acquisition of assets for a purchase price greater than 125% of the aggregate tangible book value of the assets being acquired; liquidation or dissolution of the company; the issuance or redemption of securities by the Company; the approval of operating budgets and strategic plans; determination of executive compensation; and the adoption or modification of an employee benefit plan. Section 3.03(j) of the Current Bylaws require, at all times prior to an initial public offering by the Company, that certain actions be approved by at least a majority of the full board, including, among others, entering into new lines of business; the material sale of any property or assets; entering into a material joint venture or other arrangement; incurring more than $75 million in debt; and designate, replace, or remove any director of a subsidiary bank.
We are seeking stockholder approval to amend the Current Bylaws to eliminate both Section 3.03(i) and Section 3.03(j) from the Company’s Bylaws and to amend our Bylaws to reflect the non-material amendments. The description of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the amended and restated Bylaws attached as Appendix B which are marked to show all amendments to the Company’s Bylaws being submitted to our stockholders at the annual meeting, with deletions indicated by strike-outs and additions indicated by underlining.
The Proposal
Our stockholders are being asked to adopt amended and restated Bylaws that, among other things, would amend the Current Bylaws to eliminate provisions expressly requiring supermajority or majority board approval prior to the Company, or any subsidiary of the Company, taking certain enumerated actions by removing Section 3.03(i) and Section 3.03(j) from the Current Bylaws and incorporate the non-material amendments that would remove all references to the terminated Stockholders’ Agreement, eliminate the requirement that the Company appoint a Chief Operating Officer, and make additional minor technical, typographical, and clarifying changes.
The provisions set forth in Sections 3.03(i) and 3.03(j) were adopted in connection with the Company’s entry into the Stockholders’ Agreement and were deemed necessary to protect the interests of the stockholders who were parties to the Stockholders’ Agreement. As a result of the termination of the Stockholders’ Agreement, the board does not feel that these provisions remain necessary. Further, as reflected in Sections 3.03(i) and 3.03(j) of our Bylaws, these enhanced board approval requirements were not intended to remain applicable to the Company following the registration of the Company’s equity securities. While not effected via a Public Offering, as defined in the Current Bylaws, the Company’s equity securities have been registered with the SEC and are listed on the NASDAQ Stock Market. As a result of the registration, despite the process utilized to effect such registration, the board believes that removal of these provisions from the Bylaws is consistent with the original intent when adopted and incorporated into the Company’s Bylaws.
Further, the board believes that the elimination of the provisions in the Current Bylaws expressly requiring supermajority or majority board approval prior to the Company, or any subsidiary of the Company, taking certain enumerated actions and the non-material amendments are in the best interests of our stockholders and will serve to further align the Company’s corporate governance documents and practices with prevailing corporate governance practices.
The amendments to the Current Bylaws contemplated by this Proposal 6 are not subject to or conditioned upon the approval of any other proposal being submitted to the stockholders at the annual meeting, including the Certificate Amendment Proposals and Proposal 5. If this Proposal 6 is approved by our stockholders but the other proposals are not approved, including Proposal 5, our board will only implement the amendments to remove Sections 3.03(i) and 3.03(j) from our Bylaws and the non-material amendments.
If this proposal does not receive the required number of votes in favor, our Current Bylaws will remain in effect, subject to any amendments that may be approved and implemented as a result of the approval of Proposal 5, and the board will remain subject to the enhanced voting requirements set forth in Sections 3.03(i) and 3.03(j) of the Current Bylaws.

Stockholder Vote Required
Approval of this proposal requires the consent of holders of at least eighty percent (80%) of the outstanding shares of capital stock of the Company as of the record date. Abstention will be counted as a vote present in person or by proxy at the annual meeting and entitled to vote on the proposal and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also be counted as a vote “AGAINST” the proposal.
The board of directors recommends that you vote “FOR” this proposal.

PROPOSAL 7:
RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
General
Our stockholders are also being asked to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025. Stockholder ratification of the selection of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025 is not required by our Bylaws, state law or otherwise. However, our board is submitting the selection of Crowe LLP to our stockholders for ratification as a matter of good corporate governance. Even if the appointment of Crowe LLP is ratified by our stockholders, the Audit Committee, in its discretion, could decide to terminate the engagement of Crowe LLP and to engage another audit firm if the Audit Committee determines such action is necessary or desirable. If the stockholders do not ratify the selection of Crowe LLP at the annual meeting, the Audit Committee will consider this information when determining whether to retain Crowe LLP for future services. Representatives of Crowe LLP are expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.
Stockholder Vote Required
Assuming a quorum is present, approval of this proposal requires the affirmative vote of stockholders, represented in person or by proxy, representing a majority of the votes actually cast on this proposal. Abstentions will be counted as present in person or by proxy at the annual meeting and entitled to vote on the proposal but will not be considered as a vote actually cast on the proposal and, as a result will have no effect on the proposal. The ratification of the selection of our independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected with respect to this proposal.
The board of directors recommends that you vote “FOR” this proposal.
Independent Auditor Fees
The table below aggregates fees for professional services rendered in or provided for the years ended December 31, 2024 and 2023, as applicable, by Crowe LLP:

(in thousands)
Type of Fees	2024	2023
Audit fees[1]	$1,213	$1,103
Audit-related fees[2]	33	26
Tax fees[3]	—	—
All other fees[4]	—	7
Total fees	$1,246	$1,136
1Audit Fees. Audit fees consist of the aggregate fees billed for professional services rendered for the integrated audit of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements for those years, including review of the Company’s quarterly reports on Form 10-Q, annual report on Form 10-K, consent on Form S-4 in 2024, and consulting on financial accounting and reporting standards in 2024 and 2023. Audit fees are those billed or expected to be billed for audit services related to each fiscal year.
2Audit Related Fees. Audit-related fees cover other audit and attest services, services provided in connection with certain agreed-upon procedures and other attestation reports, including the issuance of consent letters for relevant SEC filings, and the employee benefit plan audit. Fees for audit-related services are those billed or expected to be billed for services rendered during each fiscal year.
3Tax Fees. Tax fees cover tax compliance/preparation and other tax services billed or expected to be billed for services rendered during each fiscal year.
4All Other Fees. Consists of fees for all other services provided other than those reported above and are comprised of non-tax related advisory and consulting services and review of other regulatory filings.

Pre-Approval Policy
The Audit Committee’s charter establishes a policy to pre-approve all audit and permitted non-audit and tax services performed by our independent registered public accounting firm or other registered public accounting firms. All services provided by the independent registered public accounting firm are either within general pre-approved limits or specifically approved by the Audit Committee. The general pre-approval limits are detailed as to each particular service and are limited by a specific dollar amount for each type of service per project. The authority to grant pre-approvals may be delegated to one or more subcommittees of the Audit Committee. All services provided by Crowe LLP, and all fees related thereto, were approved pursuant to the pre-approval policy. The Audit Committee’s charter establishing the pre-approval policy is available on our investor relations website at www.ir.firstsuncb.com/governance.com.

AUDIT COMMITTEE REPORT
The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of directors who are independent under the rules of the NASDAQ Stock Market.
The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024, with our management and Crowe LLP, the independent registered public accounting firm that audited our financial statements for that period. The Audit Committee has discussed with Crowe LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and by SAS 114 (The Auditor’s Communication With Those Charged With Governance) and received and discussed the written disclosures and the letter from Crowe LLP required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence). Based on the review and discussions with management and Crowe LLP, the Audit Committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2024, for filing with the SEC.
Submitted by:
Ms. Beverly O. Elving (Chair)
Mr. David W. Levy
Ms. Diane L. Merdian
Members of the Audit Committee
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices Regarding the Availability of Proxy Materials, if applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice Regarding the Availability of Proxy Materials, if applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or Notice Regarding the Availability of Proxy Materials, if applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the Notice Regarding the Availability of Proxy Materials or other proxy materials at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to our Stockholder Relations Manager at the contact information below if they are registered holders.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice Regarding the Availability of Proxy Materials, if applicable, please notify your broker, if you are a beneficial owner or, if you are a registered holder, direct your written request to our Stockholder Relations Manager at the contact information below.
If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report to any stockholder residing at an address to which only one copy was mailed. Please address such requests to our Stockholder Relations Manager at the contact information below.
Stockholder Relations Manager, Kelly Rackley
FirstSun Capital Bancorp
1400 16th Street, Suite 250
Denver, Colorado 80202
Telephone: 303-962-0150

GENERAL
We will bear the cost of this proxy solicitation. Solicitation will be made primarily through the use of the mail, but our officers, directors or employees may solicit proxies personally, by telephone or through any other mode of communication, without additional remuneration to our officers, directors or employees for such activity. In addition, we will reimburse brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owner of such shares.
As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

By order of the board of directors
Kelly C. Rackley
Corporate Secretary
Denver, Colorado
March 21, 2025

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FSUN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67445-P22323

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRSTSUN CAPITAL BANCORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Neal E. Arnold
02) Kevin T. Hammond
03) David W. Levy

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V67446-P22323

FIRSTSUN CAPITAL BANCORP
ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2025 8:30 AM CDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Robert A. Cafera, Jr. and Kelly C. Rackley, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FirstSun Capital Bancorp that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 am CDT, on May 7, 2025, at www.virtualshareholdermeeting.com/FSUN2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

APPENDICES

APPENDIX A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIRSTSUN CAPITAL BANCORP

ARTICLE I
NAME

The name of the corporation is FirstSun Capital Bancorp (the "***Corporation***").

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation's registered office and the name and address of the registered agent for service of process required by the Delaware General Corporation Law (the "***DGCL***") to be maintained are as follows:

The Corporation Trust Company
1209 Orange St.
Wilmington, New Castle County, Delaware 19801

ARTICLE III
PURPOSES AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL, and the Corporation shall be authorized to exercise and enjoy all powers, rights and privileges which corporations organized under the DGCL may have under the laws of the State of Delaware as in effect from time to time.

ARTICLE IV
CAPITAL STOCK

4.01 Designation and Amount. The aggregate number of shares which the Corporation shall have authority to issue is 60,000,000, consisting of (i) 50,000,000 shares of common stock, par value $0.0001 per share (the "***Common Stock***"); and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the "***Preferred Stock***"). The aggregate number of shares which the Corporation shall have authority to issue pursuant to this Section 4.01 (as well as the allocation between Common Stock and Preferred Stock) may be amended, altered, changed, increased, or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock.

4.02 Common Stock.

(a) *Rights of the Common Stock*. Subject to the rights of any shares of Preferred Stock as set forth in a Certificate of Designations (as defined below), the board of directors of the Corporation (the "***Board***") may declare and pay dividends on the Common Stock out of the funds legally available therefor at such times and in such amounts as the Board may determine in its sole discretion. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation and subject to the rights of any shares of Preferred Stock as set forth in a Certificate of Designations, the remaining assets of the Corporation shall be distributed ratably among the holders of the Common Stock in proportion to the number of shares held by each such holder.

(b) *Voting Rights*. Except as otherwise provided by applicable law, this Amended and Restated Certificate of Incorporation (this "***Certificate***"), or any Certificate of Designations, all of the voting power of the Corporation shall be vested in the holders of Common Stock, and each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on all matters to be voted upon by the stockholders. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation (the "***Bylaws***") so provide.

4.03 Preferred Stock. The Board is expressly authorized to provide by resolution for the issuance from time to time and at any time shares of Preferred Stock in one or more series by filing a certificate (each, a "***Certificate of Designations***") pursuant to the DGCL setting forth such resolution, to establish by resolution from time to time the number of shares to be included in each such series, and to fix by resolution the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a) the designation of the series, which may be by distinguishing number, letter or title;

(b) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Certificate of Designations) increase or decrease (but not below the number of shares thereof then outstanding), subject to the provisions of Section 4.01 of this Certificate;

(c) the amounts, dates, and rates at which dividends, if any, shall be payable, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(d) the redemption rights and price or prices, if any, for shares of the series;

(e) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;

(f) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(g) whether the shares of the series shall be convertible into, or exchangeable, or redeemable for, shares of any other class or series, or any other security, of the

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Corporation or any other corporation and, if so, the specification of such other class or series or such other security, the conversion or exchange price or rate, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(h) the voting rights, if any, of the holders of shares of the series generally or upon specified events; and

(i) any other rights, powers, and preferences of such shares as are permitted by law.

ARTICLE V
INCORPORATOR

The name and mailing address of the incorporator is as follows:

Mollie Hale Carter
Sunflower Reincorporation Sub, Inc.
3025 Cortland Circle
Salina, Kansas 67401

ARTICLE VI
BOARD OF DIRECTORS

6.01 Composition. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which shall consist of not less than one director nor more than fifteen (15) directors, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of the majority of the Board.

~~6.02 Classes of Directors. The Board shall be divided into three (3) classes, designated Class I, Class II and Class III, and each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the Board. Each director shall serve for a term ending on the date of the third (3rd) annual meeting of stockholders next following the annual meeting at which such director was elected; *provided*, that directors initially designated as Class I directors shall serve for a term ending on the date of the 2018 annual meeting, directors initially designated as Class II directors shall serve for a term ending on the 2019 annual meeting, and directors initially designated as Class III directors shall serve for a term ending on the date of the 2020 annual meeting. Notwithstanding the foregoing, each director shall hold office until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation, or removal. In the event of any change in the number of directors, the Board shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class. In no event shall a decrease in the number of directors shorten the term of any incumbent director. A quorum of the Board shall consist of a majority of the Board and, except as otherwise expressly required by law, by the Stockholders' Agreement, by~~

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~~the Bylaws or by this Certificate, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.~~

~~6.03~~6.02 No Cumulative Voting. There shall be no cumulative voting in the election of directors. Unless and except to the extent that the Bylaws shall otherwise require, the election of directors of the Corporation need not be by written ballot.

~~6.04~~6.03 Vacancies. If, as a result of death, disability, retirement, resignation, removal, or otherwise, there shall exist any vacancy on the Board, a replacement director shall be appointed in accordance with applicable law and the Bylaws.

~~6.05~~6.04 Removal. No director may be removed from office by the stockholders except as provided by applicable law or the Bylaws.

ARTICLE VII
LIMITATION OF LIABILITY AND INDEMNIFICATION

7.01 Limitation of Director Liability. The liability of a director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director shall be eliminated or limited to the fullest extent permitted by applicable law. Without limiting the effect of the preceding sentence, if applicable law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of the director shall be eliminated or limited to the fullest extent permitted by applicable law, as so amended.

7.02 Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL or any other applicable law, as the same exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "***Proceeding***") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding. The right of indemnification granted by this Article VII shall also include the right to be paid by the Corporation the expenses incurred in connection with any such Proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board, except in the case of a Proceeding initiated by any such person to enforce the right to indemnification granted by this Article VII. The right of indemnification granted by this Article VII shall be a contract right and shall not be exclusive of any other rights to which any indemnified person may otherwise be entitled, and the provisions of this Article VII shall inure to the benefit of the heirs and legal representatives of any indemnified person under this Article VII and shall be applicable to Proceedings commenced or continuing after the adoption of this Article VII, whether arising from acts or omissions occurring before or after such adoption.

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7.03 Repeal or Modification. Any repeal or modification of this Article VII shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, a director of this Corporation existing at, or arising out of any facts, incidents, acts or omissions occurring prior to, the effective date of such repeal or modification (regardless of when any Proceeding (or part thereof) relating to such facts, incidents, acts or omissions arises or is first threatened, commenced or completed).

ARTICLE VIII
CORPORATE OPPORTUNITIES

(a) Subject to this Article VIII, each ~~of the Specified Stockholders (as defined in the Stockholders' Agreement, dated as of June 19, 2017, as may be amended from time to time, by and among the Corporation and the stockholders named therein (the "*Stockholders' Agreement*")~~stockholder who has a right to designate a nominee for election to the Board (each, a "*Specified Stockholder*") and their respective affiliates may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Corporation or any subsidiary thereof, and the Corporation, any subsidiary thereof, the directors, the directors of any subsidiary of the Corporation, and ~~the~~ other stockholders shall have no rights by virtue of this Certificate in and to such ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Corporation or any subsidiary thereof, shall not be deemed wrongful or improper.

(b) To the fullest extent permitted by applicable law or regulation, ~~none of the~~no Specified ~~Stockholders~~Stockholder or any of ~~their respective~~its directors, principals, officers, members, stockholders, limited or general partners, employees and/or other representatives ~~(in the case of each Specified Stockholder, its "*Specified Stockholder Persons*")~~ and its or their affiliates or, if applicable, ~~any~~ such Specified Stockholder's designee to the Board (its "*Specified Stockholder* ~~Affiliate~~ *Board Member* ~~(as defined in the Stockholders' Agreement~~") (in such person's capacity as an employee or officer of the Specified Stockholder), shall be obligated to refer or present any particular business opportunity to the Corporation or any subsidiary thereof even if such opportunity is of a character that, if referred or presented to the Corporation or any subsidiary thereof, could be taken by the Corporation or any subsidiary thereof, and each Specified Stockholder, ~~Specified Stockholder Person~~ or any of its or their affiliates or, if applicable, any Specified Stockholder ~~Affiliate~~ Board Member (in such person's capacity as an employee or officer of the Specified Stockholder), respectively, shall have the right to take for its own account (individually or as a partner, stockholder, member, participant or fiduciary) or to recommend to others such particular opportunity.

(c) To the fullest extent permitted by applicable law or regulation, no act or omission by any Specified Stockholder, ~~any Specified Stockholder Person~~ or its or their ~~Affiliates~~affiliates or, if applicable, any Specified Stockholder ~~Affiliate~~ Board Member (in such person's capacity as an employee or officer of the Specified Stockholder ~~Person~~) in accordance with this Article VIII shall be considered contrary to (i) any fiduciary duty that such Specified Stockholder~~, Specified Stockholder Person or its or their affiliates~~ or, if applicable, such Specified Stockholder ~~Affiliate~~ Board Member (in such person's capacity as an employee or officer of the Specified Stockholder) may owe to the Corporation, its subsidiaries or any of its or their affiliates or to any stockholder or by reason of such Specified Stockholder, ~~Specified~~

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~~Stockholder Person or its or their affiliates~~ or, if applicable, such Specified Stockholder ~~Affiliate~~ Board Member (in such person's capacity as an employee or officer of the Specified Stockholder) being a stockholder, or (ii) any fiduciary duty of any director of the Corporation, its subsidiaries or any of its or their affiliates who is also a director, officer or employee of any Specified Stockholder, ~~any Specified Stockholder Person~~ or its or their affiliates to the Corporation, subsidiaries or any of its or their affiliates, or to any stockholder thereof. Any Person purchasing or otherwise acquiring any shares of capital stock of the Corporation, its subsidiaries or any of its or their affiliates, or any interest therein, at any time after the date hereof shall be deemed to have notice of and to have consented to the provisions of this Article VIII.

(d) The Corporation shall cause the governing documents of the Corporation and any of its subsidiaries to have provisions that are consistent with this Article VIII.

ARTICLE IX
AMENDMENT OF CERTIFICATE OF INCORPORATION

Except as otherwise expressly provided in this Certificate, any provision contained in this Certificate may be amended, altered, changed or repealed in accordance with the DGCL. Notwithstanding the foregoing, and except as otherwise expressly provided in this Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent ($66^{2}/3\%$) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or to adopt any provision inconsistent with Article ~~VI,~~ VII~~, VIII,~~ or IX ~~or X~~.

ARTICLE X
AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by the DGCL, subject to the next sentence, the Board is expressly authorized and empowered to adopt, amend ~~and~~, or repeal the Bylaws, except as would be inconsistent with applicable law or the Bylaws. Except as otherwise expressly set forth in the Bylaws, the Bylaws may also be amended, altered, changed, or repealed, and new bylaws adopted, by the Board without the consent of the stockholders; *provided, however*, the stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws by the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent ($66^{2}/_{3}\%$)~~a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, except to the extent the Bylaws require approval by a higher percentage.

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APPENDIX B
BYLAWS OF FIRSTSUN CAPITAL BANCORP

BYLAWS

OF

FIRSTSUN CAPITAL BANCORP

A Delaware Corporation

As amended and restated through ~~October 29~~[________], ~~2021~~2025

TABLE OF CONTENTS

PAGE

ARTICLE 1 DEFINITIONS 1

ARTICLE 2 STOCKHOLDERS 2

Section 2.01 Meetings. 2
Section 2.02 *Action by Written Consent* 5
Section 2.03 *Advance Notice of Stockholder Nominations and Proposals.* 5

ARTICLE 3 BOARD OF DIRECTORS 10

Section 3.01 *General Powers* 10
Section 3.02 *Board Structure.* 10
Section 3.03 *Meetings.* 11
Section 3.04 *Informal Action* ..... ~~15~~13

ARTICLE 4 OFFICERS; CHAIRMAN ..... ~~16~~13

Section 4.01 *Officers* ..... ~~16~~13
Section 4.02 Appointment and Term ..... ~~16~~13
Section 4.03 *Removal* ..... ~~16~~13
Section 4.04 *Resignation* ..... ~~16~~13
Section 4.05 *Vacancies* ..... ~~16~~14
Section 4.06 *Duties.* ..... ~~16~~14
Section 4.07 *Compensation* ..... ~~17~~14
Section 4.08 *Expense Reimbursement* ..... ~~17~~14

ARTICLE 5 COMMITTEES ..... ~~17~~15

ARTICLE 6 INDEMNIFICATION ..... ~~18~~15

Section 6.01 *Indemnitees* ..... ~~18~~15
Section 6.02 *Indemnification* ..... ~~18~~15
Section 6.03 *Advanced Payment* ..... ~~18~~15
Section 6.04 *Indemnification of Employees and Agents* ..... ~~18~~15
Section 6.05 *Non-Exclusivity of Rights* ..... ~~18~~15
Section 6.06 *Insurance* ..... ~~18~~16
Section 6.07 *Stockholder Liability* ..... ~~18~~16
Section 6.08 *Interested Transactions* ..... ~~19~~16
Section 6.09 *No Additional Rights; Continuation of Rights* ..... ~~19~~16

ARTICLE 7 SHARE CERTIFICATES ~~19~~16

Section 7.01 Certificates for Shares; Uncertificated Shares ~~19~~16
Section 7.02 Lost, Stolen, or Destroyed Certificates ~~20~~17
Section 7.03 Registered Stockholders ~~20~~17

ARTICLE 8 MISCELLANEOUS ~~20~~18

Section 8.01 Interpretation ~~20~~18
Section 8.02 Amendment ~~21~~18
Section 8.03 Voting of Securities Owned by the Corporation ~~21~~18
Section 8.04 Principal and Business Offices ~~21~~18
Section 8.05 Fiscal Year ~~21~~18
Section 8.06 Corporate Seal ~~21~~19
Section 8.07 Books and Records ~~21~~19
Section 8.08 Severability ~~21~~19
Section 8.09 Conflicts ~~22~~19

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BYLAWS OF FIRSTSUN CAPITAL BANCORP

ARTICLE 1 DEFINITIONS

Unless otherwise expressly provided in these Bylaws, the following terms have the following meanings:

"***Board***" means the Board of Directors of the Corporation.

"***Bylaws***" means these Bylaws of the Corporation, as amended from time to time.

"***Certificate***" means the Certificate of Incorporation of the Corporation filed with the Delaware Secretary of State to be effective July 21, 2016, as amended from time to time.

"***Claim***" means and includes (whether sounding in tort, contract (whether oral or in writing), statutory, or common law, equity, or otherwise) any and all known and unknown claims, losses, charges, complaints with regard to actions or perceived actions, payments, reimbursements, contributions, set-offs, indemnities, controversies, fines, penalties, censure, disputes, actions, causes, demands, rights, damages, punitive damages, costs, expenses (including attorneys' fees and other related litigation expenses), debts, obligations, liabilities, indebtedness, liens, mortgages, or encumbrances of any kind. The definition of Claim is intended to be as broad as the law will allow.

"***Corporation***" means FirstSun Capital Bancorp, a Delaware corporation.

"***Exchange Act***" means the Securities Exchange Act of 1934, as amended.

"***General Corporation Law***" means General Corporation Law of the State of Delaware and any successor statute, as amended from time to time.

"***Indemnitee***" has the meaning given to it in Section 6.01.

"***Person***" means any partnership, joint venture, limited partnership, limited liability partnership, limited liability limited partnership, corporation, limited liability company, professional corporation, professional association, trust, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, employee benefit plan, tribunal, governmental entity, department, agency, quasi-governmental entity, any other business or governmental organization or any natural person (regardless of citizenship or residency).

"***Proceeding***" means any threatened, pending, or completed action, suit or proceeding of any nature, whether civil, criminal, administrative, arbitrative, regulatory, investigative or otherwise, or any appeal in such an action, suit or proceeding or any hearing, examination, review, inquiry or investigation that could lead to such an action, suit, or proceeding.

"***Proposing Stockholder***" has the meaning given in Section 2.03(a).

"***Public Disclosure***" shall mean a disclosure made in a press release reported by a national news service or in a document filed by the Corporation with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act.

~~"***Public Offering***" means an underwritten public offering of Securities pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.~~

"***SEC***" means the United States Securities and Exchange Commission.

"***Securities***" means the common stock, preferred stock and any other equity securities of the Corporation, or any options, warrants or other rights to acquire shares of the Corporation's common stock, preferred stock or other equity securities of the Corporation and any other securities convertible into or exercisable or exchangeable for (or entitling the holder thereof to subscribe for) any shares of capital stock or equity securities of the Corporation.

"***Securities Act***" means the Securities Act of 1933, as amended.

~~"***Stockholders' Agreement***" means the Stockholders' Agreement dated June 19, 2017, as amended from time to time, by and among the Corporation and the stockholders named therein; provided, that, when the Stockholders' Agreement is terminated, there shall be no Stockholders' Agreement for purposes of these Bylaws, and thereafter all references to the Stockholders' Agreement in these Bylaws shall be ignored.~~

"***Subsidiary***" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

ARTICLE 2
STOCKHOLDERS

Section 2.01 ***Meetings.***

(a) *Annual Meeting*. The annual meeting of stockholders shall be held each calendar year at the date, time and place, within or without the State of Delaware, determined by the Board~~; provided that the first annual meeting held after the date of these Bylaws shall take place in 2018~~. The purpose of the annual meeting will be the election of directors ~~in accordance with Sections 2.01 and 2.02 of the Stockholders' Agreement~~ and the transaction of such business as may come properly before the stockholders.

(b) *Special Meetings*. Special meetings of stockholders may be called at any time by the Chairman or the Chief Executive Officer and shall be called by the Secretary upon the written request of a majority of the Board or upon the written request of stockholders entitled to cast thirty percent (30%) of the votes at the meeting. Such written request shall state the purpose

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or purposes of the meeting and shall be delivered to the Chief Executive Officer. No other Persons may call a special meeting. Special meetings shall be held at the date, time and place, within or without the State of Delaware, as determined by the Chairman, the Chief Executive Officer, or the Secretary upon the written request of a majority of the Board or the stockholders entitled to cast a majority of the votes at the meeting, as applicable. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of meeting.

(c) *Notice.*

(i) *General.* Notice of all stockholder meetings shall be delivered to each stockholder not less than ten (10) days nor more than sixty (60) days before the meeting date.

(ii) *Contents.* The notice must state the date, time and place of the meeting and, in the case of a special meeting, must describe generally the purpose or purposes for the special meeting.

(iii) *Delivery.* For purposes of this Section 2.01(c), delivery of notice means and includes: (A) hand delivery of written notice to the stockholder; (B) written notice deposited in the United States mail, postage prepaid, and addressed to the stockholder at the address last furnished to the Corporation; or (C) facsimile or e-mail transmission of the notice to the stockholder at the facsimile number or e-mail address last furnished to the Corporation.

(iv) *Adjourned Meetings.* Notice need not be given of an adjourned meeting if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken; *provided*, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a new notice shall be given to each stockholder entitled to vote at the adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

(d) *Waiver.* Any stockholder may waive notice of any meeting in writing either before or after a meeting. Additionally, a stockholder's attendance at any meeting constitutes a waiver of notice of that meeting except when the stockholder is attending to expressly object to the transaction of business at that meeting because, in the reasonable and good faith view of the stockholder, the meeting was not lawfully called.

(e) *List of Stockholders.* A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary at least ten (10) days before every meeting of stockholders and shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days before the meeting during ordinary business hours at the principal place of business of the Corporation. A list of stockholders entitled to vote at the meeting shall be

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produced and kept at the place of the meeting during the whole time of the meeting and may be examined by any stockholder who is present.

(f) *Organization*. The Chairman (or in the absence of the Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, any Person designated by the Board) shall preside at meetings of stockholders as chairman of the meeting. The Secretary shall act as secretary, but in the absence of the Secretary, the chairman of the meeting may appoint a secretary. The chairman of the meeting shall have the right and authority to prescribe rules governing the procedure and conduct of the meeting, including (i) the setting of the business for the meeting and the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for attending or participating in the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to the stockholders of record of the Corporation, their duly authorized and constituted proxies or such other Persons as the chairman of the meeting shall permit; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) not requiring motions or seconding of motions; and (vii) limitations and restrictions as to the content of and the time allotted, if any, to questions or comments by participants. Meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

(g) *Quorum*. Except as otherwise provided by law, the Certificate or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the majority in voting power of the outstanding shares of stock entitled to vote at that meeting shall be necessary and sufficient to constitute a quorum. The stockholders present at a duly organized meeting may continue to transact business notwithstanding the withdrawal of some stockholders prior to adjournment, but in no event shall a quorum consist of holders of less than one-third (1/3) of the outstanding shares of stock entitled to vote and thus represented at such meeting. In the event of a lack of quorum, the chairman of the meeting or a majority in interest of the stockholders present in person or represented by proxy may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be obtained. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

(h) *Voting*. Subject to the rights, if any, of any preferred stock issued in accordance with the Certificate, each stockholder shall be entitled to one vote, in person or by proxy (either written or as otherwise permitted by the General Corporation Law), for each share of Common Stock held of record by such stockholder. Except as otherwise required by the General Corporation Law, as specifically provided for in the Certificate~~, the Stockholders' Agreement~~ or these Bylaws, in any question or matter brought before any meeting of stockholders in which a quorum is present, the affirmative vote of the holders of shares of Common Stock, represented in person or by proxy, representing a majority of the votes actually cast on any such question or matter shall be the act of the stockholders. Jointly owned shares having voting power may be voted by any joint owner unless the Corporation receives written notice from any one of them denying the authority of that Person to vote those shares.

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(i) *Proxies*. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another Person or Persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may remain irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

(j) *Inspectors of Election*. In advance of any meeting of stockholders, the Board or the chairman of the meeting shall appoint one or more inspectors to act at the meeting and make a written report thereof. The chairman of the meeting may designate one or more Persons as alternate inspectors to replace any inspector who fails or is unable to act. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and certify the inspectors' determination of the number of shares represented at the meeting and the count of all votes and ballots. The inspectors may appoint or retain other Persons to assist the inspectors in the performance of the duties of the inspectors. Any report or certificate made by the inspectors shall be *prima facie* evidence of the facts stated therein.

(k) *Remote Communications*. Stockholders may participate in and hold a meeting by means of conference telephone or similar communication equipment or another suitable electronic communications system (including, without limitation, video conferencing or the Internet), if the telephone or other equipment or system permits each person to participate in the meeting.

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Section 2.02 ***Action by Written Consent.*** Unless expressly prohibited by law, the Certificate, or these Bylaws, the stockholders may take any action without a meeting and without prior notice if a written consent (including facsimile or electronic transmissions) describing the action taken is signed or transmitted by stockholders holding at least the minimum number of votes needed under these Bylaws ~~(and, if applicable, the Stockholders' Agreement)~~ to approve such action. No signature is required for any e-mail transmission as long as the e-mail is received from a recognized e-mail address of the stockholder sending the e-mail. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by facsimile or electronic transmission. Any action taken pursuant to such written consent or consent by facsimile or electronic transmission shall have the same force and effect as if taken by the stockholders at a meeting thereof.

Section 2.03 ***Advance Notice of Stockholder Nominations and Proposals.***

(a) *Annual Meetings*. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or any committee thereof;

(ii) otherwise properly brought before the meeting by or at the direction of the Board or any committee thereof; or

(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.03.

In addition, any proposal of business (other than the nomination of persons for election to the Board) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.03(a)(iii), the stockholder or stockholders of record intending to propose the business (the "***Proposing Stockholder***") must have given timely notice thereof pursuant to this Section 2.03(a), in writing to the Secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board. To be timely, a Proposing Stockholder's notice for an annual meeting must be delivered to or mailed to the Secretary and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1)

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(b) *Stockholder Nominations*. For the nomination of any person or persons for election to the Board pursuant to Section 2.03(a)(iii) or Section 2.03(d), a Proposing Stockholder's notice to the Secretary of the Corporation shall set forth or include:

(i) the name, age, business address, and residence address of each nominee proposed in such notice;

(ii) the principal occupation or employment of each such nominee;

(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:

(A) consents to being named in the Corporation's proxy statement as a nominee and to serving as a director if elected,

(B) intends to serve as a director for the full term for which such person is standing for election, and

(C) makes the following representations: (1) that the director nominee has read and agrees to adhere to the Corporation's Code of Ethics and any of the Corporation's other policies or guidelines applicable to directors, including with regard to securities trading, and (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "***Voting Commitment***") that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification

7

(“*Compensation Arrangement*”) that has not been disclosed to the Corporation in connection with such person’s nomination for director or service as a director; and

(vi) as to the Proposing Stockholder:

(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

(F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the

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percentage of the Corporation's outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee. Any such update or supplement shall be delivered to the Secretary at the Corporation's principal executive offices no later than five business days after the request by the Corporation for subsequent information has been delivered to the Proposing Stockholder.

(c) *Other Stockholder Proposals*. For all business other than director nominations, a Proposing Stockholder's notice to the Secretary shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting;

(ii) the reasons for conducting such business at the annual meeting;

(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment);

(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii) the information required by Section 2.03(b)(vi) above.

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(d) *Special Meetings of Stockholders*. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders called by the Board at which directors are to be elected pursuant to the Corporation's notice of meeting:

(i) by or at the direction of the Board or any committee thereof; or

(ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.03 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.03.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if such stockholder delivers a stockholder's notice that complies with the requirements of Section 2.03(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e) *Effect of Noncompliance*. Only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be properly brought before the meeting in accordance with the procedures set forth in this Section 2.03. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures of Section 2.03. If any proposed nomination was not made or proposed in compliance with this Section 2.03, or other business was not made or proposed in compliance with this Section 2.03, then except as otherwise required by law, the chairman of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.03 does not provide the information required under this Section 2.03 to the Corporation, including the updated information required by Section 2.03(b)(vi)(B), Section 2.03(b)(vi)(C), and Section 2.03(b)(vi)(D) within five business days after the record date for such meeting, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not

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be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(f) *Rule 14a-8*. This Section 2.03 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder's intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act, but only if the Corporation is then subject to the requirements of Rule 14a-8, and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

ARTICLE 3
BOARD OF DIRECTORS

Section 3.01 ***General Powers.*** The business and affairs of the Corporation shall be managed by or under the direction of its Board. The Board may exercise all such powers of the Corporation and do all such lawful acts and things that are not inconsistent with applicable law, the Certificate, ~~the Stockholders' Agreement~~ or these Bylaws.

Section 3.02 ***Board Structure.***

(a) *Number and Term*. The number of directors constituting the entire Board shall be not less than one or more than fifteen, the exact number of directors to be determined from time to time by resolution adopted by the Board, subject to increase or decrease in accordance with applicable law, the Certificate, and these Bylaws ~~and the Stockholders' Agreement~~. Each director shall hold office until a successor is duly elected and qualified or until the director's earlier death, resignation, disqualification, or removal.

~~(b) *Classes and Term*. The Board shall be divided into three (3) classes with directors serving staggered three year terms in accordance with the Certificate and the Stockholders' Agreement.~~

(b) ~~(c)~~ *Election*. Subject to the other provisions of the Certificate~~,~~ and these Bylaws ~~and the Stockholders' Agreement~~, directors shall be elected at the annual meeting of the stockholders~~, or, if the Stockholders' Agreement provides otherwise, at another meeting of the stockholders,~~ by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors, except as provided in Section 3.02(~~f~~e). ~~The~~Subject to any designation rights granted to any stockholder, directors shall be ~~designated for nomination in accordance with the Stockholders' Agreement, unless the provisions of Section 2.02 of the Stockholders' Agreement no longer apply with respect to a particular Designating Person (as defined in the Stockholders' Agreement), in which case,~~nominated for election by at least a majority of the entire Board ~~shall nominate each director~~. Election of directors need not be by written ballot. Directors shall hold office until their successors shall have been duly elected and qualified or until such director's earlier death, resignation or removal.

(c) ~~(d)~~ *Removal*. ~~No director may be removed from office by~~Except as prohibited by applicable law or the Certificate, the stockholders ~~except for~~may remove any director from office

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with or without cause withby the affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote at an election of directors, at a meeting duly called for that purpose or by action taken pursuant to the provisions of Section 2.02.

(d) (e) *Resignation*. Any director may resign at any time by providing written notice to the other directors and the Corporation.

(e) (f) *Vacancies*. Subject to the Stockholders' Agreementany designation rights granted to any stockholder, if any directorship becomes vacant for any reason, the remaining directors may fill the vacancy by a majority vote of the directors then in office (even though less than a quorum) or may continue to manage the Corporation until the stockholders elect a successor to serve for the unexpired term at a meeting duly called for that purpose or by action taken pursuant to the provisions of Section 2.02. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Except as otherwise provided in the Stockholders' Agreement, anyAny vacancy to be filled by reason of an increase in the number of directors shall be filled by a majority vote of the directors serving at the time of such increase.

(f) (g) *Compensation*. Directors shall receive such compensation for their services as the Board may determine, subject to and in accordance with the Stockholders' Agreement.

(g) (h) *Reimbursement*. The directors shall be reimbursed in accordance with policies and procedures established from time to time by the Board for any reasonable out-of-pocket expenditures incurred by them in connection with their service on the Board or any committee of the Board.

Section 3.03 ***Meetings.***

(a) *Regular Meetings*. The Board shall hold regular meetings at the date, time and place, within or without the State of Delaware, as determined by the Board and in accordance with the Stockholders' Agreement. The purpose of the regular meetings will be the transaction of such business as may come before the Board. A meeting of the Board for the election of officers and the transaction of such other business as may come before it may be held without notice immediately following the annual meeting of stockholders.

(b) *Special Meetings*. Subject to Section 3.03(c) below, special meetings may be called by the Chairman, the Chief Executive Officer, or any two directors at the date, time and place, within or without the State of Delaware, specified by the Person(s) calling the meeting.

(c) *Notice*.

(i) *General*. Notice of all Board meetings shall be delivered to each director not less than two (2) days before the meeting date.

(ii) *Delivery*. For purposes of this Section 3.03(c), delivery of notice means and includes: (A) direct telephonic contact with the applicable director; (B) hand delivery of written notice to the director; (C) notice deposited in the United States mail, postage

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prepaid, and addressed to the director at the address last furnished to the Corporation; or (D) facsimile or e-mail transmission of the notice to the director at the facsimile number or e-mail address last furnished to the Corporation.

(iii) *Emergency*. Notwithstanding any other requirement under this Section 3.03(c), if the Chairman, the Chief Executive Officer, or any two directors reasonably determine that an emergency situation exists that must be acted on before a meeting can be convened in accordance with Section 3.03(c)(i) above, then a special meeting for the limited purpose of addressing that emergency may be called on not less than twelve hours' notice. The Person calling the meeting shall make direct contact with each director in order to notify that director of the special meeting; for the avoidance of doubt, direct contact shall mean a person-to-person telephone call with the director or an email correspondence which is responded to by the director personally. If any action is taken at the special meeting, a written description of that action shall be immediately prepared and circulated among all the directors.

(d) *Waiver*. Any director may waive notice of any meeting in writing either before or after that meeting. Additionally, a director's attendance at any meeting constitutes a waiver of notice of that meeting except when the director is attending to expressly object to the transaction of business at that meeting because it was not lawfully called.

(e) *Means of Attendance*. Directors may attend Board meetings in person or by means of conference telephone or other suitable communications equipment or systems; *provided* that all Persons participating can communicate simultaneously with one another.

(f) *Organization*. The Chairman (or in the absence of the Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, any Person designated by the Board) shall preside at meetings of the Board. The Secretary shall act as secretary, but in the absence of the Secretary, the chairman of the meeting may appoint a secretary. The chairman of the meeting shall have the right and authority to prescribe rules governing the procedure and conduct of the meeting. Meetings of the Board shall not be required to be held in accordance with rules of parliamentary procedure. At any meeting of the Board, any director may order the meeting into closed session or executive session, at which the Board meets without any of the management directors or any directors that may have a conflict of interest in the matters to be discussed.

(g) *Quorum*. Except as otherwise provided by these Bylaws, the Certificate, or required by applicable law, the presence of a majority of the entire Board shall constitute a quorum for the transaction of business at any Board meeting. If a quorum is not present at any Board meeting, the directors present at the meeting may adjourn the meeting, without notice other than an announcement at the meeting, until a quorum is present.

(h) *Manner of Acting*. ~~Subject to Section 3.03(i), unless~~Unless otherwise required by law, the Certificate or these Bylaws, the act of a majority of directors at a meeting at which a quorum is present shall constitute the act of the Board. If there is a vacancy on the Board and an

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individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy~~, subject to the Stockholders' Agreement~~.

~~(i) *Supermajority Board Approvals*. Notwithstanding anything to the contrary in these Bylaws, prior to an initial Public Offering, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the following actions without the prior affirmative vote or written consent of at least two-thirds (2/3) of the entire Board (a "***Supermajority Board Approval***"):~~

~~(i) effect any merger, consolidation or other business combination or sale of a significant portion of its assets (in a single transaction or series of related transactions) to any unaffiliated Person;~~

~~(ii) acquire (in a single transaction or series of related transactions, including by purchase of stock or assets, merger or otherwise) any assets, business or operations for a purchase price greater than one hundred and twenty-five percent (125%) of the aggregate tangible book value of the assets being acquired;~~

~~(iii) acquire (in a single transaction or series of related transactions, including by purchase of stock or assets, merger or otherwise) any assets, business or operations for a purchase price greater than seven and one-half percent (7.5%) of the aggregate tangible book value of the assets of the Corporation and its Subsidiaries;~~

~~(iv) effect an initial public offering or register a class of the Corporation's securities under the Securities Exchange Act of 1934, as amended, except as would be caused by the exercise by a stockholder of its rights under any applicable registration rights agreement;~~

~~(v) effect any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to its creditors or any similar transaction;~~

~~(vi) issue, redeem, repurchase or amend the terms of any Securities or Subsidiary Securities, as applicable; *provided* that such requirement shall not apply to (i) issuances to employees, officers, directors or consultants of the Corporation or any of its Subsidiaries pursuant to employee benefit plans or compensatory arrangements approved in accordance with Section 5.07(a) of the Stockholders' Agreement by (A) the Board and (B) to the extent required thereby, by the stockholders holding a majority of the outstanding shares of the Corporation's Common Stock; (ii) issuances, redemptions, repurchases or amendments made as consideration in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction (whether or not otherwise subject to Supermajority Board Approval); (iii) issuances made pursuant to a written requirement to raise additional capital issued by the Federal Reserve or any other regulatory authority; or (iv) any exercise by a CFS Pledgee (as defined in the Stockholders' Agreement) of its right to foreclose upon, or exercise any remedy available to a secured lender resulting in the ownership of, CFS Pledged Shares (as defined in the~~

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Stockholders' Agreement) by the CFS Pledgee, including the various actions referred to in clause (j) of the definition of "Permitted Transferee" in the Stockholders' Agreement;

(vii) sell or otherwise transfer any CFS Pledged Shares;

(viii) sell or otherwise transfer any Subsidiary Security (as defined in the Stockholders' Agreement); *provided* that such requirement shall not apply to sales or other transfers to a wholly-owned Subsidiary of the Corporation;

(ix) pay any dividends or otherwise make a distribution with respect to any Securities other than on a pro rata basis to all holders of the relevant class or series thereof;

(x) (A) approve any operating budget or long-term strategic business plan or any amendment to any such budget or plan or (B) approve any material deviation from any previously approved operating budget or long-term strategic business plan;

(xi) determine the compensation and/or benefits of any executive officer (including, for the avoidance of doubt, the chief executive officer, the chief financial officer, the president and the chief operating officer); or

(xii) the adoption or modification of any material employee benefit plan or arrangement providing for compensation, bonus, profit sharing, equity or other incentive compensation, investment, vacation, welfare, severance post employment, retirement or other benefits.

For the avoidance of doubt, this Section 3.03(i) shall be of no further force and effect following an initial Public Offering.

(j) *Majority Board Approvals*. Prior to an initial Public Offering, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the following actions without the prior affirmative vote or written consent of at least a majority of the entire Board:

(i) change in any way the principal nature of its business or any entry into any line of business unrelated to the principal nature of its business;

(ii) effect any material sale, transfer, lease, pledge, assignment, conveyance or other disposition of any property or assets;

(iii) enter into any material joint venture, partnership or similar arrangement;

(iv) incur, assume or guarantee any indebtedness for borrowed money (or any amendment of any instrument representing any such indebtedness for borrowed money) in an amount in excess $75 million (in any single transaction or series of related transactions); or

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~~(v) designate, elect, appoint, replace or remove any member of the board of directors of any bank Subsidiary; *provided* that the composition of the board of directors of any such bank Subsidiary shall at all times meet any director independence requirements required under applicable law.~~

~~For the avoidance of doubt, this Section 3.03(j) shall be of no further force and effect following an initial Public Offering.~~

Section 3.04 ***Informal Action.*** Unless expressly prohibited by law, the Certificate or these Bylaws, the Board or any committee thereof may take any action without a meeting and without prior notice if a unanimous written consent (including facsimile or electronic transmissions) describing the action taken is signed or transmitted by all of the directors or all members of such committee, as applicable. No signature is required for any e-mail transmission as long as the e-mail is received from a recognized e-mail address of the director sending the e-mail. For the avoidance of doubt and unless otherwise required under applicable law, unanimous written consent of the Board shall only require the consent of the directors then in office ~~and~~; *provided that*, if there are one or more vacancies on the Board at the time of such unanimous written consent, ~~the consent of any Replacement Nominee (as defined in the Stockholders' Agreement) who has not yet been appointed to the Board by the applicable stockholder entitled to designate such Replacement Nominee shall not be required; *provided that*, if there is a vacancy,~~ notice of any Board meeting or action to be taken by written consent must be provided to any stockholder with a designation right with respect to such vacancy at least five (5) Business Days prior thereto and such stockholder shall have the right to designate an individual to fill such vacancy and if such designation occurs within such five (5) Business Day period the first order of business shall be to fill such vacancy and the consent of such new director shall be required for such written consent of the Board to be effective.

ARTICLE 4
OFFICERS; CHAIRMAN

Section 4.01 ***Officers.*** The officers of the Corporation shall be a Chairman, a Chief Executive Officer, a Chief Financial Officer, ~~a Chief Operating Officer,~~ one or more Vice Presidents and a Secretary. In addition, the Corporation may have, at the discretion of the Board, such other officers or assistant officers as may be appointed in accordance with the provisions of these Bylaws. The officers shall have the duties and responsibilities as set forth in Section 4.06 below. Any number of offices may be held by the same Person.

Section 4.02 ***Appointment and Term.*** The officers shall be appointed by the Board annually. Subject to Section 4.03 below, each officer appointed shall hold office until a successor is duly appointed and qualified, or until his or her earlier death, resignation or removal. An officer may be appointed to succeed himself or herself in the same office. Appointment as an officer does not of itself create contract rights.

Section 4.03 ***Removal.*** The Board may remove any officer at any time for any reason.

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Section 4.04 ***Resignation.*** Any officer may resign at any time for any reason by giving written notice to the Board.

Section 4.05 ***Vacancies.*** If any office becomes vacant by any reason, the Board may appoint a successor to hold office for the unexpired term or, in the case of the office of Vice President, may leave such office vacant.

Section 4.06 ***Duties.***

(a) *Chairman.* The Chairman shall preside at all meetings of the stockholders and the Board and shall have such other powers and perform such other duties as may be assigned by the Board.

(b) *Chief Executive Officer.* The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall report to the Board and perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by the Board or these Bylaws. In the absence or disability of the Chairmen, the Chief Executive Officer shall perform all the duties of the Chairmen. In the absence or disability of the Chief Executive Officer, the Board shall designate one or more officers to perform all the duties of the Chief Executive Officer until a successor Chief Executive Officer is designated by the Board.

(c) *Chief Financial Officer.* The Chief Financial Officer shall report directly to the Chief Executive Officer, and shall perform duties consistent with such position as may be assigned to the Chief Financial Officer from time to time by the Board, the Chief Executive Officer, or these Bylaws.

~~(d) *Chief Operating Officer.* The Chief Operating Officer shall report directly to the Chief Executive Officer, and shall perform duties consistent with such position as may be assigned to the Chief Operating Officer from time to time by the Board, the Chief Executive Officer, or these Bylaws.~~

(d) ~~(e)~~ *Vice Presidents.* Each Vice President shall perform such duties and may exercise such powers as may be assigned to him or her from time to time by the Board, the Chief Executive Officer or these Bylaws.

(e) ~~(f)~~ *Secretary.* The Secretary shall keep the minutes and give notices of all meetings of stockholders and the Board and of such committees as directed by the Board. The Secretary shall have charge of such books and papers as the Board may require. The Secretary is authorized to certify copies of extracts from minutes and of documents in the Secretary's charge, and anyone may rely on such certified copies to the same effect as if such copies were originals and may rely upon any statement of fact concerning the Corporation certified by the Secretary. The Secretary shall perform all acts incident to the office of secretary, subject to the control of the Board.

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(f) ~~(g)~~ *Other Officers and Assistant Officers*. Any other officer or assistant officer shall perform such duties and may exercise such powers as from time to time may be assigned to him or her by the Board.

Section 4.07 ***Compensation.*** ~~Subject to the Stockholders' Agreement, the~~The Board shall fix the officers' compensation from time to time.

Section 4.08 ***Expense Reimbursement.*** The officers shall be reimbursed in accordance with policies and procedures established from time to time by the Board for any reasonable and necessary out-of-pocket expenditures incurred by them in connection with their employment by the Corporation.

ARTICLE 5
COMMITTEES

At any time and from time to time the Board may establish and delegate authority, except to the extent limited by law, to committees. The composition of such committees and of the full Board shall at all times comply with applicable regulatory guidelines. The Board shall set forth the purpose, authority and responsibilities of each committee. The Board shall appoint and remove committee members. The establishment of a committee or the delegation of authority to it shall not relieve the Board of any responsibility imposed by law, the Certificate, ~~the Stockholders' Agreement~~ or these Bylaws. A committee shall not have the power or authority to approve, adopt or recommend to the stockholders any action or matter (other than the election or removal of directors) expressly required by the General Corporation Law to be submitted to stockholders for approval.

ARTICLE 6
INDEMNIFICATION

Section 6.01 ***Indemnitees.*** Any person who is or was a director or officer of the Corporation, or who serves or served, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (each individually, an "***Indemnitee***"), shall have a right to be indemnified and held harmless under the terms and conditions of this Article 6. Notwithstanding the foregoing, the Corporation shall not be required to indemnify any Indemnitee in connection with a proceeding initiated by such person if the proceeding was not authorized in advance by the Board.

Section 6.02 ***Indemnification.*** To the fullest extent permitted by law and the Certificate, each Indemnitee shall be indemnified and held harmless by the Corporation from and against any Claims arising from any Proceeding relating to or arising out of the Corporation or its management or operations in which the Indemnitee may be involved, as a party or otherwise, by reason of its status specified in Section 6.01.

Section 6.03 ***Advanced Payment.*** To the fullest extent permitted by law and the Certificate, the right of indemnification granted by this Article 6 shall also include the right to be

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paid by the Corporation the expenses incurred in connection with any such Proceeding in advance of its final disposition to the fullest extent authorized by the General Corporation Law.

Section 6.04 ***Indemnification of Employees and Agents.*** The Corporation, upon approval by the Board, may provide indemnification consistent with the rights set forth in this Article 6 to employees, agents and legal representatives of the Corporation.

Section 6.05 ***Non-Exclusivity of Rights.*** The right to indemnification and the advancement and payment of expenses conferred in this Article 6 is not exclusive of, and shall be in addition to, any other right of indemnification or contribution that any Indemnitee may have or acquire under any law (common or statutory), provision of these Bylaws, or the Corporation's other governing documents, determination of the Board, or otherwise.

Section 6.06 ***Insurance.*** The Corporation may purchase and maintain insurance, at its expense, to protect any Indemnitee against any Claim, regardless of whether the Corporation would have the power to indemnify such Indemnitee against that Claim under this Article 6. With respect to any proceeds received from an insurance policy purchased to protect a particular Indemnitee in accordance with this Section 6.06, the proceeds shall be applied by the Corporation: (a) first, to satisfy (to the extent possible) any remaining indemnification obligation to such Indemnitee; then: (b) second, to repay the Corporation for any corporate assets it used to satisfy its indemnification obligation to such Indemnitee. Any excess proceeds shall be the sole property of the Corporation and shall be subject to no restrictions regarding corporate usage that may arise out of these Bylaws.

Section 6.07 ***Stockholder Liability.*** Any indemnification under this Article 6 shall be satisfied solely out of the assets of the Corporation or any insurance proceeds received by the Corporation under Section 6.06. In no event may an Indemnitee subject any of the stockholders of the Corporation to personal or other liability by reason of these indemnification provisions.

Section 6.08 ***Interested Transactions***. An Indemnitee shall not be denied indemnification in whole or in part under this Article 6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by, or approved by the Board in accordance with, the terms of these Bylaws or another governing document of the Corporation. Notwithstanding the foregoing, indemnification under this Article 6 shall only extend to the Indemnitee's activities with respect to or on behalf of the Corporation and not to the Indemnitee's other interest, if any, in the transaction.

Section 6.09 ***No Additional Rights; Continuation of Rights.*** The indemnification provided in Article 6 is for the benefit of the Indemnitees and shall not be deemed to create any right to indemnification for any other Persons. A Person that ceases to qualify as an Indemnitee under Section 6.01 nevertheless shall retain its right to indemnification under this Article 6 (which right also shall inure to the benefit of that Person's heirs, successors, assigns and administrators) as to actions taken by that Person while it qualified as an Indemnitee under Section 6.01.

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ARTICLE 7
SHARE CERTIFICATES

Section 7.01 ***Certificates for Shares; Uncertificated Shares.*** The Corporation shall deliver certificates representing shares to which stockholders are entitled; *provided* that the Board may provide by resolution that some or all of any or all classes and series of its shares shall be uncertificated shares, *provided* that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Certificates representing shares shall be signed either by original signatures or facsimile signatures by the Chief Executive Officer and by the Secretary, or by such other officer or officers as may be authorized from time to time by resolution of the Board, and, if applicable, shall be sealed with the seal of the Corporation or a facsimile thereof, if any. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall state upon the face thereof: (a) that the Corporation is organized under the laws of the State of Delaware; (b) the name of the Person to whom the shares represented thereby are issued; (c) the number and class of shares and the designation of the series, if any, that such certificate represents; and (d) the par value of each share represented by such certificate, or a statement that the shares are without par value. In the event the Corporation is authorized to issue shares of more than one class, each certificate representing shares issued by the Corporation shall conspicuously state on the face or back of the certificate that a full statement of all the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued is set forth in the Certificate and that the Corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office. All information on each certificate, along with the date of issuance of the shares represented thereby, shall be entered on the share transfer records of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that, in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe. If shares are uncertificated, the Corporation shall, in accordance with applicable law, after the issuance or transfer of uncertificated shares, send to the registered owner of the uncertificated shares a written notice containing the information required to be set forth or stated on certificates by these Bylaws or law to be set forth or stated. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of holders of certificates representing shares of the same class and series shall be identical.

Section 7.02 ***Lost, Stolen, or Destroyed Certificates***. If the holder of a certificate representing shares of the Corporation claims that the certificate has been lost, stolen or destroyed, the Corporation shall issue a new certificate representing those shares; *provided* that the holder, if requested by the Corporation, files with the Corporation a sufficient indemnity bond and makes an affidavit under oath stating that the certificate is lost, stolen or destroyed.

Section 7.03 ***Registered Stockholders***. Unless otherwise provided by law, the Corporation may regard the Person in whose name any shares issued by the Corporation are registered in the stock transfer records of the Corporation at any particular time as the owner of

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those shares at that time for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, entering into agreements with respect to those shares, or giving proxies with respect to those shares. Neither the Corporation nor any of the Corporation's directors, officers, employees, or agents shall be liable for regarding that Person as the owner of those shares at that time for those purposes, regardless of whether that Person does not possess a certificate for those shares.

ARTICLE 8
MISCELLANEOUS

Section 8.01 *Interpretation.* The headings and subheadings contained in these Bylaws are solely for the purpose of reference, are not part of these Bylaws, and shall not in any way affect the meaning or interpretation of these Bylaws. All references to days or months shall be deemed references to calendar days or months. Any reference to any federal, state, county, local or foreign statute or legal requirement shall be deemed also to refer to all rules and regulations promulgated thereunder, including any successor thereto, unless the context requires otherwise. Unless the context requires otherwise: (a) words (including defined terms) importing the singular number or plural number will include the plural number and singular number respectively; (b) words (including defined terms) importing the masculine gender will include the feminine and neuter genders and vice versa; (c) references to "include," "includes," and "including" will be deemed to be followed by the phrase "without limitation"; (d) references in these Bylaws to "hereof," "herein," "hereto," "herewith," "hereby," "hereunder" or any other words of similar import, will be deemed to refer to these Bylaws as a whole and not to any particular term or provision of these Bylaws; (e) references to Articles and Sections refer to articles within these Bylaws as a whole and sections within these Bylaws as a whole; (f) references to "written" or comparable expressions include a reference to facsimile or e-mail transmission or comparable means of communication; and (g) references to "written consent" or "consent" include any such consent given by facsimile or electronic transmissions. No signature is required for any e-mail transmission as long as the e-mail is received from a recognized e-mail address of the Person sending the e-mail.

Section 8.02 *Amendment.* These Bylaws may be amended, altered, changed or repealed, and new bylaws adopted, by the Board or the stockholders in accordance with applicable law~~,~~ and Article X of the Certificate~~ and the Stockholders' Agreement; *provided*, that (i) Sections 3.02(b), 3.02(c), 3.03(g), 3.03(h), 3.03(j) and 3.04, Article 5 and this clause (i) may be amended, altered, changed or repealed only upon the prior written consent of the Corporation and stockholders holding at least two-thirds (2/3) of the shares of Common Stock then outstanding and (ii) Section 3.03(i) and this clause (ii) may be amended, altered, changed or repealed only upon the prior written consent of the Corporation and stockholders holding at least eighty percent (80%) of the shares of Common Stock then outstanding.~~.

Section 8.03 *Voting of Securities Owned by the Corporation.* Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman or the Chief Executive Officer. The Chairman or the Chief Executive Officer may,

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in the name of and on behalf of the Corporation, take all such action as he or she may deem advisable to vote in person or by proxy at any meeting of security holders of any Person in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board may from time to time confer like powers upon any other Person or Persons.

Section 8.04 ***Principal and Business Offices***. The Corporation may have such principal and other business offices, either within or outside of the state of Delaware, as the Board may designate or as the Corporation's business may require from time to time.

Section 8.05 ***Fiscal Year***. The fiscal year of the Corporation shall be determined and fixed by the Board.

Section 8.06 ***Corporate Seal***. No corporate seal shall be required.

Section 8.07 ***Books and Records***. The books of the Corporation may be kept (subject to any provision contained in applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board.

Section 8.08 ***Severability***. Every provision of these Bylaws is intended to be severable, and, if any term or provision of these Bylaws is invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of these Bylaws, and these Bylaws shall be construed as if such invalid, illegal or unenforceable term or provision had never been a part of them. Notwithstanding the foregoing, the immediately preceding sentence shall be of no force or effect if the consequence of enforcing the remainder of these Bylaws without such invalid, illegal or unenforceable term or provision would defeat or substantially impair the accomplishment of the essential purpose of these Bylaws.

Section 8.09 ***Conflicts***. If there is a conflict between the Certificate and these Bylaws, the Certificate shall govern and control.

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